UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Papa John's International, Inc.
(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting and Proxy Statement	March 21, 2011

To the Stockholders:

The Annual Meeting of Stockholders of Papa John's International, Inc. will be held on Thursday, April 28, 2011 at 11:00 a.m. local time at the Company's corporate offices located at 2002 Papa John's Boulevard, Louisville, Kentucky, to:

  1.
  Elect the directors nominated by the Board of Directors and set forth in this Proxy Statement;

  2.
  Ratify the selection of Ernst & Young LLP as the Company's independent auditors for 2011;

  3.
  Approve the Papa John's International, Inc. 2011 Omnibus Incentive Plan;

  4.
  Approve an advisory resolution on executive compensation;

  5.
  Conduct an advisory vote on the frequency of future advisory votes on executive compensation; and

  6.
  Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on March 1, 2011, are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting. Following the formal items of business to be brought before the meeting, we will discuss our 2010 results and answer your questions. After the meeting, we hope you will join us for a slice of Papa John's pizza!

Thank you for your continued support of Papa John's. We look forward to seeing you on April 28.

By Order of the Board of Directors,

John H. Schnatter Founder, Chairman and Co-Chief Executive Officer

YOU CAN VOTE IN ONE OF FOUR WAYS:

(1)
Visit the Web site noted on your proxy card to vote via the Internet;

(2)
Use the toll-free telephone number on your proxy card to vote by telephone;

(3)
Sign, date and return your proxy card in the enclosed envelope to vote by mail; or

(4)
Attend the meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 28, 2011—this Proxy Statement and the Papa John's 2010 Annual Report are available at www.papajohns.com/investor.

PAPA JOHN'S INTERNATIONAL, INC.
P.O. Box 99900
Louisville, Kentucky 40269-0900

PROXY STATEMENT

The Board of Directors of Papa John's International, Inc. (the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 28, 2011, and at any adjournment or postponement of the meeting. This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about March 21, 2011.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL
MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of three directors to the Board of Directors; ratification of the selection of the Company's independent auditors for 2011; approval of the Papa John's International, Inc. 2011 Omnibus Incentive Plan; approval of an advisory resolution on executive compensation; and an advisory vote on the frequency of future advisory votes on executive compensation.

Who is entitled to vote at the Annual Meeting?

The Board has set March 1, 2011, as the record date ("Record Date") for the Annual Meeting. If you were a stockholder of record at the close of business on March 1, 2011, you are entitled to vote at the meeting. As of the Record Date, 25,801,750 shares of common stock, representing all of our voting stock, were issued and outstanding and eligible to vote at the meeting.

What are my voting rights?

Holders of the Company's common stock are entitled to one vote per share. There are no cumulative voting rights.

How many shares must be present to hold the Annual Meeting?

In accordance with the Company's amended and restated bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

  •
  you are present and vote in person at the meeting; or

  •
  you have properly and timely submitted your proxy as described below under "How can I submit my proxy?"

Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is the difference between a stockholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under "How can I submit my proxy?"

How can I submit my proxy?

You can designate a proxy to vote stock you own. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. Two Company officers, Christopher J. Sternberg and Clara M. Passafiume, have been designated as proxies for the Company's 2011 Annual Meeting of Stockholders.

If you are a stockholder of record, you can submit a proxy to be voted at the Annual Meeting in any of the following ways:

  •
  electronically, using the Internet;

  •
  over the telephone by calling a toll-free number; or

  •
  by completing, signing and mailing the enclosed proxy card.

The Internet and telephone voting procedures have been set up for your convenience. These procedures have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly. When you vote by Internet or telephone, you reduce the Company's mailing and handling expenses. If you are a stockholder of record and would like to submit your proxy by Internet or telephone, please refer to the specific instructions provided on the enclosed proxy card. If you wish to vote using a paper proxy card, please return your signed proxy card promptly to ensure we receive it before the Annual Meeting.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee. Your broker, bank, trust or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust or other nominee how to vote your shares. In many cases, you may be permitted to submit your voting instructions by Internet or telephone.

How do I vote if I hold shares in the Papa John's International, Inc. 401(k) Plan?

If you hold shares of the Company's common stock in the Papa John's International, Inc. 401(k) Plan, please refer to the voting instructions from the plan's trustee. Your voting instructions must be received by the plan trustee at least three days prior to the Annual Meeting in order to count.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the Annual Meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a street name holder, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting.

If you are a participant in the Company's 401(k) Plan, you may submit voting instructions as described above, but you may not vote your shares held in the Company's 401(k) Plan in person at the Annual Meeting.

How does the Board recommend that I vote?

The Board of Directors recommends a vote:

  •
  FOR each of the nominees for director;

  •
  FOR the ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 25, 2011;

  •
  FOR approval of the 2011 Omnibus Incentive Plan;

  •
  FOR approval of the advisory resolution on executive compensation; and

  •
  to conduct future advisory votes on executive compensation EVERY YEAR.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular item, your shares will be voted by the proxies as follows:

  •
  FOR each of the nominees for director;

  •
  FOR the ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 25, 2011;

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  FOR approval of the 2011 Omnibus Incentive Plan;

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  FOR approval of the advisory resolution on executive compensation; and

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  to conduct future advisory votes on executive compensation EVERY YEAR.

Your vote is important. The Company urges you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the Annual Meeting.

Can I change my vote after submitting my proxy?

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting, in any of the following ways:

  •
  by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

  •
  by submitting a later-dated proxy to the Corporate Secretary of the Company, which must be received by the Company before the time of the Annual Meeting;

  •
  by sending a written notice of revocation to the Corporate Secretary of the Company, which must be received by the Company before the time of the Annual Meeting; or

  •
  by voting in person at the Annual Meeting.

If you are a street name holder, you may change your vote only if you comply with the procedures contained in the voting instructions provided to you by your broker, bank, trust or other nominee.

If you are a participant in the Company's 401(k) Plan, you may change your vote only if you comply with the procedures contained in the voting instructions provided by the plan trustee.

What vote is required to approve each item of business included in the Notice of Annual Meeting?

A majority of votes cast at the meeting is required to elect directors. A majority of the votes cast means that the number of shares voted "FOR" a director must exceed the number of votes cast "AGAINST" that director (with abstentions and broker non-votes not counted as a vote cast with respect to that director) in order for the director to be elected. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to ratify the selection of our independent auditor, approve the 2011 Omnibus Incentive Plan, and approve the advisory resolution on executive compensation. In determining whether these proposals have received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal. The vote on frequency of future advisory votes on executive compensation asks stockholders to express a preference for one of three choices for future advisory votes on executive compensation—every year, every other year, or every three years. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to approve the frequency of future advisory votes on executive compensation. Because stockholders are given the option to vote on a number of choices, it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion. The Board intends to take into account the voting results on this proposal in making its determination. Abstentions on this proposal have the same effect as not expressing a preference. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of the auditor, the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all.

What is householding?

The Securities and Exchange Commission (SEC) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact the bank, broker or nominee directly or contact us at P. O. Box 99900, Louisville, Kentucky 40269-0900, Attention: Corporate Secretary (502-261-7272). We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.

Who pays for the cost of proxy preparation and solicitation?

The accompanying proxy is solicited by the Board of Directors of the Company. This Proxy Statement is being mailed to the stockholders on or about March 21, 2011 concurrently with the mailing of the Company's 2010 Annual Report to Stockholders. We have also retained the firm of Georgeson, Inc. to aid in the solicitation of brokers, banks, institutional and other stockholders for a fee of approximately $6,500, plus reimbursement of expenses. All costs of the solicitation of proxies will be borne by the Company. The Company pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. The Company is soliciting proxies primarily by mail. In addition, the Company's directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. The Company's directors, officers and regular employees will receive no additional compensation for these services other than their regular compensation.

CORPORATE GOVERNANCE

Principles of corporate governance that guide the Company are set forth in the Company's Board of Director committee charters, the Company's Corporate Governance Guidelines and the Company's Code of Ethics and Business Conduct, all of which are available at www.papajohns.com by first clicking "Investor Relations" and then "Corporate Governance." (The information on the Company's website is not part of this Proxy Statement and is not soliciting material.) The principles set forth in those governance documents were adopted by the Board to ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and to help ensure that the interests of the Board and management align with the interests of the stockholders. The Board annually reviews its corporate governance documents in response to evolving best practices and the results of annual Board and committee reviews.

Our amended and restated bylaws provide for a majority voting standard for uncontested director elections and a mechanism for consideration of the resignation of an incumbent director who does not receive a majority of the votes cast in an uncontested election. Under the majority voting standard, a majority of the votes cast means that the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that director nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will be a plurality of votes cast. In addition, if an incumbent director is nominated in an uncontested election, the director nominee is required, as a condition of the director's nomination, to submit an irrevocable letter of resignation to the Chairman of the Board. If an incumbent director nominee does not receive a majority of the votes cast, the Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision within 90 days from the date of certification of the election results. The director whose resignation is being considered will not participate in the recommendation of the Committee or the Board's decision.

Code of Ethics and Business Conduct

The Company's Code of Ethics and Business Conduct, which is the Company's code of ethics applicable to all directors, officers and employees worldwide, embodies the Company's global principles and practices relating to the ethical conduct of the Company's business and its longstanding commitment to honesty, fair dealing and full compliance with all laws affecting the Company's business.

The Board has established a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of the Company's Code of Ethics and Business Conduct relating, among other things, to:

  •
  violations of the federal securities laws;

  •
  fraud or weakness in the Company's accounting, audit or internal controls, financial statements and records; or

  •
  misconduct by any member of the Company's senior management.

Any employee, stockholder, or interested party may contact the Company's General Counsel, or submit a confidential, anonymous report by following procedures established by the Company, approved by the Corporate Governance and Nominating Committee of the Company's Board of Directors and communicated to team members from time to time. Any employee, stockholder or interested party may also learn about these procedures for reporting issues and concerns by visiting our website at www.papajohns.com, by first clicking "Investor Relations" and then "Corporate Governance."

Director Independence

The Board of Directors has determined that the following six of the Company's nine current directors are "independent" as defined by applicable law and NASDAQ listing standards: Ms. Olivia F. Kirtley and Messrs. Norborne P. Cole, Jr., Philip Guarascio, Mark S. Shapiro, Alexander W. Smith and William M. Street. Each of our Audit, Compensation, and Corporate Governance and Nominating committees is composed only of independent directors, as identified below under the heading "Committees of the Board of Directors."

Based on such standards, Wade S. Oney is not independent because he is a Company franchisee as described under "Transactions with Related Persons" below, and John H. Schnatter and J. Jude Thompson are not independent because they are executive officers of the Company.

Ms. Kirtley, Chairman of the Audit Committee and a member of the Compensation Committee, is a member of the board of directors of U.S. Bancorp. We have a banking relationship with U.S. Bancorp that predates Ms. Kirtley's appointment to the U.S. Bancorp board of directors. Ms. Kirtley is also a member of the board of directors of Delta Dental. Based on a comprehensive request for proposal in 2009, the Company chose Delta Dental as its dental insurance carrier. The Board reviewed these relationships and determined that they do not impact Ms. Kirtley's independence.

Mr. Smith, Chairman of the Compensation Committee, is the President, CEO and member of the board of directors of Pier 1 Imports, Inc. We provide print and promotional services in the ordinary course of business of our subsidiary Preferred Marketing Solutions, Inc. to Pier 1. The Board reviewed this relationship and determined that it does not impact Mr. Smith's independence.

Board Leadership Structure and Risk Management

Our Board of Directors is committed to the highest standards of corporate governance. As stated in our Corporate Governance Guidelines, our Board of Directors has determined that it is in the best interests of the Company and our stockholders for both the positions of Chairman and Co-Chief Executive Officer to be held by our Founder, John Schnatter, at this time. If circumstances change in the future, the Board may determine that these positions should be separated. This policy allows the Board to evaluate regularly whether the Company is best served at any particular time by having the Founder and Co-Chief Executive Officer or another director hold the position of Chairman. Our Board considers this issue carefully in light of the structure the Board believes will be in the best interest of the Company and our stockholders. The positions are currently combined, but were separate during the years of 2005 through 2008.

The Board of Directors believes that Mr. Schnatter is best situated to serve as Chairman because, as our Founder, he is the director most familiar with our business and industry and our franchise system, and can lead the Board in identifying and prioritizing our strategies and initiatives. The combined role facilitates communication between the Board and management, and promotes development and implementation of our Board approved corporate strategy. We believe this current leadership structure is effective for our Company. Our non-management directors and management have different perspectives and roles in business and strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while Mr. Schnatter offers specific Company and industry experience and expertise.

Under our Corporate Governance Guidelines, our independent directors elect a lead independent director. The Board believes the combined role of Chairman and Co-Chief Executive Officer, together with an independent lead director having the duties described below, is in the best interest of stockholders at this time because it provides the appropriate balance between strategy development and independent oversight of management. When the Board asked Mr. Schnatter to assume the position of Chief Executive Officer in 2009 in addition to continuing to act as Chairman of the Board, it reaffirmed the strong role of the lead independent director. This interaction with the lead independent director continued with the implementation of the Co-Chief Executive Officer management structure in April 2010, with John Schnatter and Jude Thompson being named as Co-Chief Executive Officers, allowing division of CEO-level responsibilities in a way that our Board has determined emphasizes the respective strengths of Mr. Schnatter and Mr. Thompson.

In addition, much of the work of the Board is conducted through its committees. Our Board has three standing committees—Audit, Compensation, and Corporate Governance and Nominating. Each of the Board committees is comprised solely of independent directors, with each of the three committees having a separate chair. One of the key responsibilities of the Board is to develop strategic direction for the Company, and provide management oversight for the execution of that strategy. The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's financial, strategic and operational issues, as well as the risks associated with each. At the committee level:

  •
  The Audit Committee oversees management of financial risks and oversees the Company's Enterprise Risk Management program, reporting on such matters to the full Board. The Audit Committee's agendas include discussions of individual risk areas throughout the year, and through its oversight of Enterprise Risk Management, the Audit Committee monitors management's responsibility to identify, assess and manage risks.

  •
  The Compensation Committee is responsible for overseeing the management of risks relating to the Company's compensation plans and arrangements. The Compensation Committee reviews our compensation policies and practices to determine whether those compensation policies and practices subject us to unnecessary or excessive risk. As a result of that evaluation, the Compensation Committee concluded that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on our Company.

  •
  The Corporate Governance and Nominating Committee manages risks associated with potential conflicts of interest, and reviews governance and compliance issues with a view to managing associated risks, including oversight of our compliance program with respect to our Code of Ethics and Business Conduct.

While each committee is responsible for evaluating and overseeing the management of such risks, the Board of Directors is regularly informed through committee reports about such risks. In addition, the Board and the committees receive regular reports from the Co-Chief Executive Officers, Chief Financial Officer, General Counsel and other Company officers with roles in managing risks.

Lead Independent Director

The Board of Directors has appointed Norborne P. Cole, Jr. to serve as the lead independent director of the Board. The lead independent director has the duties and responsibilities, as approved by the Board's Corporate Governance and Nominating Committee, to perform the following functions:

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  preside at meetings of the Board in the absence of or when requested to do so by the Chairman;

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  serve as ex officio member of all standing Board Committees;

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  serve formally as liaison between the non-management Board members, the Founder, Chairman and Co-Chief Executive Officer and the President and Co-Chief Executive Officer;

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  establish the dates, agendas and schedules for each Board meeting, in consultation with the Founder, Chairman and Co-Chief Executive Officer;

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  monitor information sent to the Board for quality, quantity and timeliness and discuss this information with the Founder, Chairman and Co-Chief Executive Officer;

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  as needed, call sessions of the independent directors and work with the other independent directors to establish the agenda for those sessions; and

  •
  as deemed appropriate by the Board, make himself available for consultation with and direct communication from stockholders.

Meetings of the Board of Directors

The Board held six meetings in 2010. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees on which he or she served during the period of service in 2010.

Meetings of the Non-Employee and Independent Directors

At both the Board and committee levels, the Company's non-employee directors meet in regular executive sessions in which members of management do not participate. These sessions typically occur in conjunction with each regularly scheduled Board or committee meeting. The Company's independent directors meet in executive session at least annually and typically meet following each scheduled Board meeting. The lead independent director chairs these executive sessions.

Annual Meetings of Stockholders

The Company strongly encourages each of its directors to attend each Annual Meeting of the Company's stockholders whenever attendance does not unreasonably conflict with the director's other business and personal commitments. All of the Company's directors attended the 2010 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. In accordance with NASDAQ listing standards, all of the committees are comprised solely of independent directors. Charters for each of our committees are available on the Company's website at www.papajohns.com by first clicking on "Investor Relations" and then "Corporate Governance." The charter of each committee is also available in print to any stockholder who requests it.

Audit Committee

	Members:	Olivia F. Kirtley, Chairman Mark S. Shapiro(1) Alexander W. Smith(2) William M. Street

(1)	Mr. Shapiro became a member of the Audit Committee upon his appointment to the Board on February 17, 2011; he was not a member of the Audit Committee at the time of its approval of the Audit Committee Report included in this Proxy Statement.
(2)	Mr. Smith is not standing for re-election at the Annual Meeting. He will serve the remainder of his term as director through the Annual Meeting.

The Audit Committee's purpose is to assist the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries. The Audit Committee is responsible for the appointment, compensation and retention of the independent auditor, and oversees the performance of the internal auditing function and the Company's compliance program with respect to legal and regulatory requirements and risk management. The Audit Committee meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements, reviews the integrity of our accounting and financial reporting processes and audits of our financial statements, and prepares the Audit Committee Report included in this Proxy Statement. The responsibilities of the Audit Committee are more fully described in the Committee's Charter. The Audit Committee met five times during 2010.

As previously noted, each member of the Audit Committee is independent as determined by the Company's Board of Directors, based upon applicable laws and regulations and NASDAQ listing standards. In addition, the Board has determined that Ms. Kirtley is an "audit committee financial expert" as defined by SEC rules.

Compensation Committee

Members:	Alexander W. Smith, Chairman Norborne P. Cole, Jr. Olivia F. Kirtley

The Compensation Committee oversees the Company's compensation programs and is responsible for overseeing and making recommendations to the Board of Directors regarding the Company's overall compensation strategies. Specifically, the Compensation Committee reviews and approves annually the compensation of the Company's executive officers, including the named executive officers identified in the section of this Proxy Statement entitled "Compensation Discussion and Analysis." The Committee has the authority to administer our equity plans. The Committee is responsible for all determinations with respect to participation, the form, amount and timing of any awards to be granted to any such participants, and the payment of any such awards. The Committee has delegated authority to Mr. Schnatter and Mr. Jude Thompson to make limited equity grants to employees or service providers who are not executive officers of the Company. In addition, the Committee is responsible for recommending stock ownership guidelines for the executive officers and directors, for recommending the compensation and benefits to be provided to non-employee directors, and for reviewing and approving the establishment of broad-based incentive compensation, equity-based, and retirement or other material employee benefit plans. The Committee also reviews risks, if any, created by the Company's compensation policies and practices and provides recommendations to the Board on compensation-related proposals to be considered at the Annual Meeting.

The Committee has the authority to retain compensation consultants, outside counsel and other advisers. During 2010, the Committee engaged Mercer Human Resource Consulting to advise it and to prepare market studies of the competitiveness of components of the Company's compensation program for its senior executive officers, including the named executive officers. See "Compensation Discussion and Analysis" for a further description of the Compensation Committee's use of Mercer during 2010, as well as the role of our executive officers in determining or recommending the amount or form of compensation paid to our named executive officers during 2010, and the Committee's process in setting compensation.

The responsibilities of the Compensation Committee are more fully described in the Committee's Charter. The Compensation Committee met seven times during 2010.

Corporate Governance and Nominating Committee

	Members:	William M. Street, Chairman Norborne P. Cole, Jr. Philip Guarascio Mark S. Shapiro(1)

(1)	Mr. Shapiro became a member of the Corporate Governance and Nominating Committee upon his appointment to the Board on February 17, 2011.

The Corporate Governance and Nominating Committee assists the Board in identifying qualified individuals for service as directors of the Company and as Board committee members. In addition, the Committee develops and monitors the process for evaluating Board effectiveness and oversees the development and administration of the Company's corporate governance policies. The Corporate Governance and Nominating Committee recommended the nominations of three directors for election to the Board at the 2011 Annual Meeting.

As provided in its charter, the Corporate Governance and Nominating Committee leads the search for qualified candidates to serve as new directors, evaluates incumbent directors before recommending renomination, and recommends all such approved candidates to the Board for appointment or nomination to the Company's stockholders. The Corporate Governance and Nominating Committee selects as candidates for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board's effectiveness in serving the interests of the Company's stockholders. The Corporate Governance and Nominating Committee oversees the Company's compliance program with respect to the Company's Code of Ethics and Business Conduct and also reviews and approves matters pertaining to possible conflicts of interest and related person transactions. See the discussion under "Approval of Related Person Transactions" below.

The responsibilities of the Corporate Governance and Nominating Committee are more fully described in the Committee's Charter. The Committee met five times during 2010.

Communications with the Board

Stockholders of the Company may communicate with the Board in writing addressed to:

    Board of Directors
    c/o Corporate Secretary
    Papa John's International, Inc.
    P.O. Box 99900
    Louisville, Kentucky 40269-0900

The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee's area of responsibility) each communication that (a) relates to the Company's business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further a personal interest not shared by the other stockholders generally.

Nominations for Directors

Identifying Candidates

The Corporate Governance and Nominating Committee assists the Board in identifying qualified persons to serve as directors of the Company. The Committee evaluates all proposed director nominees, evaluates incumbent directors before recommending renomination, and recommends all approved candidates to the Board for appointment or nomination to the Company's stockholders.

Our Corporate Governance and Nominating Committee considers diversity in its nomination of directors to the Board, and in its assessment of the effectiveness of the Board and its committees. In considering diversity, the Corporate Governance and Nominating Committee looks at a range of different personal factors in light of the business, customers, suppliers and employees of the Company. The range of factors includes diversity of personal and business backgrounds and prior board service, financial expertise, international experience, industry experience, leadership skills, including prior management experience, and a variety of subjective factors. The Corporate Governance and Nominating Committee reports regularly to the full Board on its assessment of the composition and functioning of the Board.

In composing the Board, the Company has focused on assembling a group of Board members who collectively possess the skills and experience necessary to oversee the business of the Company, structure and oversee implementation of the Company's strategic plan and maximize stockholder value in a highly competitive environment. In particular, the Company relies on the skills of its Board members described under Item 1, Election of Directors, below.

The Corporate Governance and Nominating Committee will consider candidates for election to the Board recommended by a stockholder in accordance with the Company's Certificate of Incorporation, and will do so in the same manner as the Committee evaluates any other properly recommended nominee. Any nomination by a stockholder of a person for election to the Board at an annual meeting of stockholders, or a special meeting of stockholders called by the Board for the purpose of electing directors, must be received at the Company's principal offices not less than 60 days nor more than 90 days prior to the scheduled date of the meeting, and must comply with certain other requirements set forth in the Company's Certificate of Incorporation.

Nominations must be addressed to the Chairman of the Corporate Governance and Nominating Committee in care of the Secretary of the Company at the Company's headquarters address listed below, and must be received on a timely basis in order to be considered for the next annual election of directors:

    Chairman of the Corporate Governance and Nominating Committee
    c/o Corporate Secretary
    Papa John's International, Inc.
    P.O. Box 99900
    Louisville, Kentucky 40269-0900

Director Qualifications

The Corporate Governance and Nominating Committee expects qualified candidates will have high personal and professional integrity and ability, and will be able to contribute to the Board's effectiveness in serving the interests of the Company's stockholders. In addition to the factors described above, when considering the diversity of the Board, the Committee also considers qualifications that include: business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with the Company's interests. The Committee considers these criteria in the context of the perceived needs of the Board as a whole and seeks to achieve and maintain the diversity of the Board.

ITEM 1, ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for a classified board of directors, with three classes of directors each nearly as equal in number as possible. Each class serves for a three-year term and one class is elected each year. The Board of Directors is authorized to fix from time to time the number of directors within the range of three to fifteen members, and currently the Board size is set at nine members. Alexander W. Smith is not standing for re-election to our Board of Directors at the Annual Meeting. The Board has reduced the size of the Board to eight members effective immediately prior to the commencement of the Annual Meeting.

Upon the recommendation of the Corporate Governance and Nominating Committee, Messrs. Oney, Schnatter and Shapiro have been nominated as directors in the class to serve a term expiring at the 2014 Annual Meeting and until their successors are elected or appointed. Mr. Shapiro was appointed to the Board in February 2011. His appointment to the Board was recommended by a management director. The remaining five directors will continue to serve in accordance with their previous election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

Set forth below is information concerning the nominees for election and each director whose term will continue after the 2011 Annual Meeting, and their ages as of the date of this Proxy Statement.

NOMINEES FOR ELECTION TO THE BOARD: TERM EXPIRING IN 2014

Name	Age	Company Position or Office	Director Since
Wade S. Oney	49	Director	1999
John H. Schnatter	49	Founder, Chairman and Co-Chief Executive Officer	1990
Mark S. Shapiro	41	Director	2011

Wade S. Oney.    Mr. Oney has been a franchisee of the Company since 1993. From 1995 to 1999, he served as Chief Operating Officer of the Company. From 2000 to 2005, Mr. Oney served as a part-time executive business advisor for the Company, providing advice to the executive leadership team on strategic Company initiatives. From 1992 to 1995, Mr. Oney served as the Company's Regional Vice President of Southeast Operations. From 1981 to 1992, Mr. Oney held various positions with Domino's Pizza, Inc. Mr. Oney brings a perspective to the Board as an operator of Papa John's franchises, as well as operations and management experience in other franchised restaurants. His prior service in Company management also brings to the Board an important perspective on the operations and management of the Company's business.

John H. Schnatter.    Mr. Schnatter created the Papa John's concept in 1984 and opened the first Company restaurant in 1985. He currently serves as Founder, Chairman and Co-Chief Executive Officer. He previously served as Interim Chief Executive Officer from December 2008 to April 2009, Executive Chairman of the Company from 2005 until May 2007, as Chairman of the Board and Chief Executive Officer from 1990 until 2005 and from April 2009 until April 2010, and as President from 1985 to 1990 and from 2001 until 2005. Mr. Schnatter's role as our Founder and brand spokesperson makes him uniquely qualified to chair the Board of Directors while also acting as our Co-Chief Executive Officer. Mr. Schnatter's experience and entrepreneurial skills offer vision in leading the Board and building our brand, with a consistent focus on maintaining product quality and providing a superior customer service experience. His experience in research and development, quality assurance and supply chain management are critical to our business and our franchise business model.

Mark S. Shapiro.    Mr. Shapiro was appointed to our Board of Directors in February 2011, and he brings to our board valuable executive management experience and experience on other boards. Mr. Shapiro has served as Chief Executive Officer of Dick Clark Productions since May 2010. Previously, he served as President and Chief Executive Officer of Six Flags, Inc., the world's largest regional theme park company, from 2005 to 2010. Six Flags filed a voluntary petition to restructure its debt obligations under Chapter 11 of the U.S. Bankruptcy Code on June 13, 2009 and emerged from Chapter 11 on May 3, 2010. Prior to joining Six Flags in 2005, Mr. Shapiro spent 12 years at ESPN, Inc. where he served as executive vice president, programming and production and in various other capacities. Mr. Shapiro has served as a director of Live Nation since 2008 and is a member of its compensation committee, has served as a director of Equity Residential since 2010 and is a member of its audit committee, and has served as a director of Frontier Communications Corporation since 2010 and is a member of its nominating and governance committee. Mr. Shapiro has also served as a director of The Tribune Company since 2008.

We believe Mr. Shapiro's extensive experience with companies in the entertainment sector will provide valuable insight to our strategic branding and marketing.

DIRECTORS CONTINUING IN OFFICE

Name	Age	Company Position or Office	Director Since
Term Expiring in 2012
Philip Guarascio	69	Director	2003
Olivia F. Kirtley	60	Director	2003
J. Jude Thompson	49	President and Co-Chief Executive Officer and Director	2008
Term Expiring in 2013
Norborne P. Cole, Jr.	69	Director	2003
William M. Street	72	Director	2003

Philip Guarascio.    Since 2000, Mr. Guarascio has been Chairman and Chief Executive Officer of PG Ventures LLC, a marketing consulting firm, and from 2000 to 2006, he served in a senior advisory capacity with the National Football League. Mr. Guarascio retired in 2000 as Vice President, Advertising and Corporate Marketing, of General Motors. He is Chairman of the Board of Arbitron, Inc., and has served on Arbitron's board since 2001 (including service on its compensation committee and chairman of its executive and governance committees). Mr. Guarascio's career with General Motors and in the advertising business brings experience in strategic advertising, marketing, public relations and media buying to our Board. His service and leadership on other boards provide the Board valuable insight into strategic marketing issues.

Olivia F. Kirtley.    Ms. Kirtley, a certified public accountant, is a business consultant on strategic and corporate governance issues. She has served in this capacity during the past five years. Ms. Kirtley brings extensive experience, expertise and insight to our Board in the areas of audit and corporate governance. In addition to her expertise in audit and tax issues developed in part as a senior manager at Ernst & Whinney (predecessor to Ernst & Young LLP), Ms. Kirtley also brings corporate management experience from her tenure at Vermont American Corporation, including the positions of Treasurer, Vice President-Finance and Chief Financial Officer at that company. She has served as Chairman of the American Institute of Certified Public Accountants, Chairman of the AICPA Board of Examiners, and is a U.S. member of the Board of the International Federation of Accountants. Ms. Kirtley has served as a director of U.S. Bancorp since 2006 (including as the chairman of its audit committee and a member of its governance and executive committees) and as a director of ResCare, Inc. since 1998 (including as the chairman of its audit committee), which became a privately held company in December 2010. Ms. Kirtley also served as a director of Alderwoods Group, Inc. from 2002 until its merger with Service Corporation International in 2006, including service as chairman of its audit committee, and as a director of Lancer Corporation from 1999 until it was acquired by Hoshizaki Electric Co., Ltd. in 2006, including service on its compensation committee and as chairman of its audit committee.

J. Jude Thompson.    Mr. Thompson was appointed President and Chief Operating Officer of Papa John's in April 2009 and Co-Chief Executive Officer in April 2010. From 2006 to 2008, Mr. Thompson served as Senior Vice President of WellPoint, Inc. and President, Individual Business of Anthem Blue Cross and Blue Shield, a division of WellPoint. Mr. Thompson previously held positions of increasing responsibility with Anthem Blue Cross and Blue Shield or its affiliates since 1989. Mr. Thompson brings to the Board marketing and business leadership skills from his prior experience as a senior executive in a highly competitive industry. His experience as our President and Chief Operating Officer since April 2009 and as a Board member since 2008 allows him to effectively communicate issues between the Board and management.

Norborne P. Cole, Jr.    Mr. Cole currently serves as Vice Chairman of the Board for Silver Eagle Distributors, L.P. of Houston, Texas, which distributes Anheuser-Busch InBev and other products. He also serves as the senior independent director of Randgold Resources Limited, Isle of Jersey, U.K. (including as chairman of its remuneration committee and as a member of its nominating and governance committee). Mr. Cole retired in 1998 after a 32-year career with the Coca-Cola Company and its bottlers, most recently serving as Managing Director and Chief Executive Officer of Coca-Cola Amatil in Sydney, Australia, and previously as President and Chief Executive Officer of Coca-Cola Bottling S.A. in Paris, France. Mr. Cole also served as a director of Lancer Corporation from 1999 until it was acquired by Hoshizaki Electric Co., Ltd. in 2006, including service as chairman of its compensation committee and on its audit and nominating and corporate governance committees. Mr. Cole's career with Coca-Cola

Company and its bottlers brings extensive experience in distribution and marketing to the Board. This experience, together with his additional service on other public company boards and committees, has provided him with the leadership, business and governance skills and background to serve as our lead independent director.

William M. Street.    Mr. Street retired in 2003 from Brown-Forman Corporation, a diversified producer of high-quality wines and spirits, having served as its President from 2002 to 2003, its Vice Chairman from 1987 to 2002 and as President and Chief Executive Officer of its division, Brown-Forman Beverages Worldwide, from 1994 through 2003. He has served as a director of Brown-Forman Corporation since 1971 and currently chairs its audit committee. Mr. Street has an extensive background in sales, marketing and executive management. This experience, together with his service on the Brown-Forman board and its audit committee, provides extensive knowledge in audit and finance, management and corporate governance issues.

DIRECTOR NOT CONTINUING IN OFFICE

Alexander W. Smith.    Mr. Smith, age 58, has served on our Board since 2007. Since February 2007, Mr. Smith has served as a board member and President and Chief Executive Officer of Pier 1 Imports, Inc. Prior to Pier 1 Imports, he spent twelve years with the TJX Companies, Inc., an off-price retailer of apparel and home fashions in the U.S. under brands such as T.J. Maxx and Marshalls, and internationally with brand names such as T.K. Maxx in the UK. Mr. Smith has extensive experience in the retail industry, and has experience building international brands. His experience as a chief executive officer has provided an extensive background in financial reporting, corporate management, operations and compensation issues. The Board of Directors gratefully acknowledges the service of Alex Smith on the Board.

Family Relationships

Charles W. Schnatter, an executive officer of the Company until his retirement in June 2010, and formerly a director of the Company, is the brother of John Schnatter. There are no other family relationships among the Company's directors, executive officers and other key personnel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 1, 2011 (except as noted otherwise), with respect to the beneficial ownership of common stock by (i) each of the named executive officers identified in the Summary Compensation Table in this Proxy Statement, (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Common Stock Outstanding
John H. Schnatter P.O. Box 991339 Louisville, Kentucky 40269	6,123,954	(3)	23.4%
Norborne P. Cole, Jr.	80,045		*
J. David Flanery	118,730	(4)	*
Philip Guarascio	54,323		*
Olivia F. Kirtley	92,122	(5)	*
Wade S. Oney	57,945		*
Mark S. Shapiro	1,984		*
Alexander W. Smith	47,633	(6)	*
Christopher J. Sternberg	76,704	(7)	*
William M. Street	90,657		*
Anthony N. Thompson	44,679	(8)	*
J. Jude Thompson	160,042	(9)	*
Andrew M. Varga	23,177		*
All directors and current executive officers as a group	6,931,580	(10)	26.0%
(16 persons)

*
Represents less than one percent of class.

Other 5% Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding
FMR LLC(11) 82 Devonshire Street Boston, Massachusetts 02109	2,851,064	11.1%
BlackRock, Inc.(12) 40 East 52nd Street New York, NY 10022	1,807,951	7.0%
JPMorgan Chase & Co.(13) 270 Park Avenue New York, NY 10017	1,663,788	6.4%

(1)
Based upon information furnished to the Company by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to their shares and such shares are not subject to any pledge.

(2)
Includes the following shares subject to options exercisable within 60 days after March 1, 2011, and time-based restricted stock over which the named persons have sole voting power.

Name	Options exercisable within 60 days	Restricted Stock	Name	Options exercisable within 60 days	Restricted Stock
John H. Schnatter	397,588	29,251	Alexander W. Smith	29,886	3,121
Norborne P. Cole, Jr	57,336	7,598	Christopher J. Sternberg	51,865	17,105
J. David Flanery	94,026	15,342	William M. Street	42,085	5,105
Philip Guarascio	42,085	5,105	Anthony N. Thompson	25,070	17,643
Olivia F. Kirtley	42,085	5,105	J. Jude Thompson	122,003	32,731
Wade S. Oney	42,085	5,105	Andrew M. Varga	4,813	15,382
Mark S. Shapiro	0	1,984
(3)
Includes 1,268,052 shares held in a family limited partnership and 90,000 shares held in a 501(c)(3) charitable foundation of which Mr. Schnatter has both voting and investment power.

(4)
Mr. Flanery retired as our Chief Financial Officer and Treasurer effective February 28, 2011. His employment with the Company will continue through a transition period and his ownership is as of the Record Date. Mr. Flanery also holds units deemed invested in 9,421 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(5)
Ms. Kirtley also holds units deemed invested in 25,337 shares of common stock through a deferred compensation plan provided by the Company, 16,299 of which are distributable in an equivalent number of shares of common stock within 60 days of termination of service on the Board and are included in the shares reported, and 9,038 of which are not included in the shares reported.

(6)
Mr. Smith also holds units deemed invested in 1,493 shares of common stock through a deferred compensation plan provided by the Company, all of which are distributable in an equivalent number of shares of common stock within 60 days of termination of service on the Board and are included in the shares reported.

(7)
Mr. Sternberg also holds units deemed invested in 4,675 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(8)
Mr. Anthony Thompson also holds units deemed invested in 2,012 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(9)
Mr. Jude Thompson also holds units deemed invested in 6,420 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(10)
Includes 889,535 shares subject to options exercisable within 60 days, 186,144 shares of unvested restricted stock and 17,792 shares which may be acquired within 60 days of termination of service under the deferred compensation plan, held by all directors and executive officers. Holders of units deemed invested in common stock under the deferred compensation plan have no voting or investment power over any of these units.

(11)
All information regarding FMR LLC and its affiliates is based on an amendment to Schedule 13G filed with the SEC on February 14, 2011, by FMR LLC and Edward C. Johnson 3d. As of December 31, 2010, FMR LLC and Edward C. Johnson 3d each had sole dispositive power over all of the shares indicated, and sole power to vote 101,000 shares. Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC and an investment adviser, was the beneficial owner of 2,750,064 of the shares indicated, 2,749,964 of which were attributable to Fidelity Low Priced Stock Fund, an investment company registered under the Investment Company Act of 1940.

(12)
All information regarding BlackRock, Inc. and affiliates is based on a Schedule 13G filed with the SEC on February 7, 2011 by Blackrock, Inc.

(13)
All information regarding JPMorgan Chase & Co. is based on a Schedule 13G filed with the SEC on January 24, 2011 by JPMorgan Chase & Co. and its wholly owned subsidiary, J.P. Morgan Investment Management Inc. The reporting entities have sole voting power with respect to 1,540,558 of the shares reported, and sole dispositive power with respect to 1,663,788 of the shares reported.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's common stock, to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, the Company believes that all applicable Section 16(a) reporting requirements were complied with for all common stock transactions in 2010.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

2010 Compensation Philosophy and Objectives

The Compensation Committee of the Board is responsible for creating compensation programs to create value for our stockholders by driving our financial, strategic and operational objectives. In developing an effective compensation program, the Committee's focus is on performance measures that will create stockholder value by accomplishing both short-term and long-term goals. Our compensation programs are designed to measure and reward our financial, strategic and operational success, and to align the interests of our executives with those of our stockholders. We believe this is best accomplished by structuring "total direct compensation" (defined below) to be industry competitive, allowing us to attract, motivate and retain qualified executives; paying for performance with incentive-based compensation, so that each executive has an incentive to achieve corporate, business unit and individual objectives; paying a substantial portion of total direct compensation to our executive officers in the form of stock-based awards; and requiring that our executives achieve and maintain a designated level of ownership in the Company's stock.

2010 Pay for Performance

We were very pleased with company performance driven by our management team in 2010 in a very challenging environment, resulting in enhanced payouts under our short-term incentive plan. Our metrics for the short-term incentive plan ("MIP") for 2010 consisted of post-MIP, pre-tax income (excluding BIBP and income from our food service subsidiary as further discussed below), net domestic store development, combined domestic comparable sales and comparable transactions, and domestic online sales. In 2010, the pizza category experienced unprecedented levels of advertising and discounting, in an environment of continued economic uncertainty. Our team delivered solid sales and profitability performance in this very challenging consumer and competitive environment.

While focusing on maintaining our quality position in the pizza category, we achieved positive results against the performance targets under the MIP, and as a result, compensation to our management team and other employees participating in MIP during 2010 reflected that strong performance. Our results reflect a 26.5% increase in post-MIP, pre-tax income (excluding BIBP and our food service subsidiary) over the prior year. Compensation to our named executive officers for 2010 ("NEOs") and other employees covered by the plan was awarded based on our strong results in the competitive environment, reflecting our compensation philosophy of rewarding measurable pay for performance as described in this Compensation Discussion and Analysis (CD&A).

Key 2010 compensation actions to support our strategy, and pay competitively for performance, included the following:

  •
  Management transition.  In 2010, our Board of Directors named Jude Thompson Co-Chief Executive Officer, to serve along with Founder and Chairman John Schnatter, and the Committee structured compensation packages for the Co-CEO management structure described below.

  •
  Adjustment of performance metrics.  For 2010, the Compensation Committee included a combined domestic comparable sales and comparable transactions metric in the MIP to reward achievement of these key business drivers in a difficult economic environment. Previously, the domestic comparable sales and domestic comparable transactions metrics were separate. Combination of these metrics rewards management for appropriately balancing drivers of comparable sales with pricing and promotional strategies that affect transactions.

  •
  Response to unusual competitive environment.  The Compensation Committee approved the 2010 MIP in December 2009. In early 2010, there were significant changes in the pizza category, including new product launches, unprecedented levels of discounting and heavy advertising by our larger competitors. As a result of the increased levels of discounting of our product in response to the competitive environment, our domestic comparable transactions increased significantly without a commensurate increase in corporate restaurant profitability.

    In response to this environment, management proposed certain changes to the MIP, further discussed below, to shift weighting from the quarterly combined comparable sales and comparable transactions metric of the plan to the annual operating income metric, and to reduce the payout scale for increases in combined comparable sales and transactions. The Compensation Committee approved these changes effective for the second quarter 2010 and for the remainder of the 2010 fiscal year. The Committee believed the changes ensured that MIP payouts were sufficient to drive the important metric of combined domestic comparable sales and comparable transactions critical to our business, while also ensuring payouts were supported by the operating performance of our business. The combined impact of these revisions reduced total payments under the MIP to NEOs and others under the plan by approximately $2.2 million as compared to the payments that would have otherwise been paid out under the original plan design.

  •
  Focus on long-term success and retention.  The Compensation Committee introduced the Executive Equity Ownership Incentive Plan in 2010 ("EEOI"), providing for matching grants of restricted stock and/or stock options for shares of Company stock purchased by officers at full fair market value. The Compensation Committee believes this plan aligns management incentives with the long-term interests of our stockholders.

Our executive compensation program for 2010 consists of the following components: (1) base salary, to provide a guaranteed level of cash compensation; (2) short-term cash incentives (which may be realized to the extent that organizational and personal performance targets are met), to focus our executives' attention on the key business objectives for the year; and (3) long-term compensation, consisting of equity-based incentives (a combination of time-based restricted stock and stock options), to encourage executives to focus on the long-term success and enhanced wealth of the Company and its stockholders. We refer to these three elements as "total direct compensation."

In general, the Company desires to provide its executives with total direct compensation packages in the range of the median level for a select peer group (see "Annual Compensation Peer Group Review"), after adjusting for several other factors discussed below. The Company believes that it has been successful in fulfilling this objective, although each component taken individually may not necessarily be in line with the market as established by the peer group review. We believe that our base salaries are somewhat overweighted, and our targeted short-term incentives and long-term compensation are underweighted, relative to our peers. During 2010, the Company continued to take steps towards achieving a balance in the compensation mix reflective of market competitive components. Based on the Company's 2010 performance, as described in Management's Discussion and Analysis of Financial Condition and Results of Operations included within our Form 10-K filed with the SEC on February 22, 2011, we believe that the total direct compensation for each of our NEOs was appropriate relative to our 2010 operating results.

Compensation of Founder, Chairman and Co-Chief Executive Officers

Mr. Schnatter is the Company's founder and Chairman of the Board. Mr. Schnatter agreed to assume the role of Interim Chief Executive Officer of the Company in December 2008. At that time, the Compensation Committee and Mr. Schnatter agreed that it would be appropriate for his compensation for his service as Interim Chief Executive Officer during 2008 and 2009 to be in the form of stock options and cash bonus, with no cash base salary. At the beginning of the 2010 fiscal year, Mr. Schnatter's base salary package for 2010 was comprised of $300,000 in cash base salary and a non-qualified stock option with a grant date fair value of $320,000.

In April 2010, the Board of Directors approved a Co-Chief Executive Officer management structure, with our President and Chief Operating Officer, Jude Thompson, promoted to serve as Co-CEO with Mr. Schnatter. The Compensation Committee approved Co-CEO compensation at an annualized base salary of $700,000 for Mr. Schnatter and $650,000 for Mr. Thompson, with each having a bonus target under the MIP of 75% of base salary based on the achievement of Company and individual performance expectations. Mr. Schnatter and Mr. Thompson each participated in the Quality and Service Incentive Plan ("QSIP") with a targeted $12,000 total award. In conjunction with the Company's long term incentive grant in April 2010, Mr. Schnatter and Mr. Jude Thompson each received a grant of non-qualified stock options having a grant date fair value of $250,000 and restricted shares with a grant date fair value of $250,000.

The Compensation Committee also approved the EEOI program to motivate and retain executives, and to further align their interests with the Company's stockholders. Pursuant to the program, each share purchased by a Company executive under the Company's 2008 Omnibus Incentive Plan ("2008 Plan") at full fair market value on the grant date of April 28, 2010 ("Match Eligible Shares"), was matched with grants under the 2008 Plan of either five restricted shares, fifteen stock options, or a combination at the election of the executive. Mr. Jude Thompson received a matching grant of restricted stock under this program with a value of $95,000, subject to vesting requirements. In February 2011, the Compensation Committee approved an EEOI matching program for 2011, to further align the long term interests of management and stockholders. Both Mr. Schnatter, who will receive his base salary entirely in cash for 2011, and Mr. Jude Thompson will participate in the program for 2011.

As our Founder and Chairman, Mr. Schnatter also receives compensation under the August 9, 2007 Agreement for Services as Chairman (the "Chairman Agreement"), Agreement for Services as Founder (the "Founder Agreement") and Exclusive License Agreement (the "License Agreement"). These agreements define Mr. Schnatter's continuing roles in the Company, including chairing the Company's Board of Directors, attending major corporate events, making visits to domestic and international franchises, participating in monthly quality meetings, participating in meetings with investors, and acting as advertising and brand spokesperson for the Company. Under the Chairman and Founder Agreements, we agreed to make annual grants of stock options to Mr. Schnatter with a minimum value of $600,000 ($300,000 under each agreement), or such greater amount as may be determined by the Compensation Committee. The Company will continue to make these grants while Mr. Schnatter is Co-CEO. The Chairman Agreement will remain in effect so long as Mr. Schnatter is a director of the Company and remains Chairman as elected by our Board of Directors. The Founder Agreement will remain in effect until terminated by either party on 30 days' notice. Under the License Agreement, Mr. Schnatter granted the Company an exclusive right to use his identity in the Company's current and future operation, and franchising, of pizza delivery and carry-out businesses and restaurants, including sales of related goods and services under the Papa John's brand, in the United States and internationally. This license grant allows the Company to use Mr. Schnatter's image, voice, photographs and film footage in connection with the Company's marketing and promotion of the Papa John's brand, both in the United States and internationally. We agreed that in exchange for the exclusive license grant, we will grant stock options in accordance with the provisions of the Founder Agreement for a period of 15 years following the execution of the License Agreement (whether or not the Founder Agreement is terminated), subject to termination provisions contained in the License Agreement.

Annual Compensation Peer Group Review

In 2010, the Compensation Committee continued its annual practice of reviewing our total direct compensation against an industry peer group. In 2010, for our annual peer group review, base salary, total cash (base salary plus bonuses and short-term incentive compensation), long-term incentive values and total compensation were reviewed against the following peer group:

California Pizza Kitchen, Inc.	DineEquity, Inc.	P.F. Chang's China Bistro, Inc.
CEC Entertainment	Domino's Pizza, Inc.	Red Robin Gourmet Burgers Inc.
The Cheesecake Factory Incorporated	Krispy Kreme Doughnuts Inc.	Ruby Tuesday, Inc.
Chipotle Mexican Grill, Inc.	Landry's Restaurants Inc.	Sonic Corp.
Denny's Corp	O'Charley's, Inc.	Texas Roadhouse Inc.
Panera Bread Company

The Compensation Committee selected this peer group based on data provided by Mercer Human Resource Consulting, because it believed the Company shares many distinguishing characteristics with these companies, including a common industry, similar market capitalization or certain other financial criteria and year-over-year consistency in the peer group. The peer group data include tally sheets for individual officer positions which include base salary, short-term cash, long-term equity, and total compensation historical and market comparison data. While the Compensation Committee generally targets the median of the peer group for each NEO, the Committee determines each NEO's compensation and its components based on its subjective review and assessment of several different factors, including the individual's performance, scope of responsibilities, depth and breadth of overall leadership experience, regional variations in compensation and cost of living, and the importance of the position to achieving our strategies. In addition, the components of each NEO's package are compared to executives from both the external peers listed above and other members of our executive team for relational equity.

Elements of Compensation

The Company's focus is on total direct compensation, including a portion that is assured and a portion that is incentive-based, comprised of the following mix of elements:

  •
  Base salary, to provide a guaranteed base of cash compensation;

  •
  Short-term cash incentive-based pay, to focus attention on the key business drivers for the year; and

  •
  Long-term equity-based compensation, to reinforce a longer-range "culture of ownership" consistent with our overall compensation philosophy.

Base Salary

Annual base salary increases are typically considered at the beginning of each year and upon organizational changes that may occur throughout the year. The analysis for adjustments to base salary compensation takes into account all of the factors described under "Annual Compensation Peer Group Review" above. Base salaries were increased for Mr. Schnatter and Mr. Jude Thompson in connection with the approval of the Co-CEO management structure. Base salary increases were also approved for Mr. Tony Thompson and Mr. Sternberg in 2010, reflecting promotions and increased responsibilities. Base salaries for the other NEOs were not adjusted for 2010.

Short-Term Cash Incentive Compensation

In 2010, our short-term incentive program consisted of MIP, which provides quarterly and annual cash payouts to the NEOs and others within the Company upon achievement of pre-determined performance goals, and QSIP.

In 2010, the performance metrics and the target and actual results of the MIP included:

Metric	Definition	Target	Full Year Actual Results	Actual Payout Percentage	Weighting(1)	Award Frequency
Pre-MIP Operating Income	Consolidated pre-tax corporate operating income, excluding PJ Food Service income and the impact of consolidation of the franchisee-owned BIBP Commodities, Inc. cheese purchasing entity (BIBP).(2)	$45,100,000	$43,700,000	86.36%	40%	Annual
Net Development	Domestic system-wide store openings less store closings.	50 units	90 units	189.00%	20%	Annual
Combined Domestic Comparable Sales and Comparable Transactions	Domestic system-wide comparable sales (average same-store, year-over-year sales), an industry standard used to measure company growth plus domestic system-wide comparable transactions, an internal metric used as an indicator of market share growth when considered in conjunction with industry statistics.	(3)	(3)	251.88%	30%	Quarterly

Metric	Definition	Target	Full Year Actual Results	Actual Payout Percentage	Weighting(1)	Award Frequency
Online Sales	Percentage of domestic system-wide sales recorded through all online orders and emerging channels.	6.15 percentage point increase over 2009	0.79 percentage point increase over 2009	18.04%	10%	Quarterly

(1)
As discussed above, the original plan design for the MIP provided for 30% weighting of the pre-MIP operating income component and 40% weighting of the domestic combined comparable sales and comparable transactions component of the plan. At the suggestion of the executive management team, the weighting of the metrics shifted upon approval of the Compensation Committee, effective in the second quarter to better reflect our core operating results. As a result of this action, the operating income metric, an annual payment component of the plan, was weighted at 30% for the first quarter and 40% for the final three quarters of 2010, and the domestic combined comparable sales and comparable transactions metric, a quarterly payment component of the plan, was weighted at 40% for the first quarter and 30% for the final three quarters of 2010.

(2)
BIBP is a special-purpose entity formed at the direction of our Franchise Advisory Council for the sole purpose of reducing cheese price volatility to domestic system-wide restaurants. We exclude the impact of BIBP in calculating the MIP results because BIBP is an independent, franchisee-owned corporation that purchases cheese at the market price and sells it to our distribution subsidiary. We exclude PJ Food Service income from the operating income component of the MIP results to appropriately incentivize our management team to control food costs for our franchise and corporate restaurants.

(3)
Under the rules of the SEC, we are not required to disclose comparable transactions for competitive reasons. For our 2008 and 2009 fiscal years, comparable transactions and comparable sales were each separate components of our short term incentive plan. Over the prior two years, (i) the transactions component of our MIP yielded a 137% award in 2009 and a 0% award in 2008, expressed as a percentage of target award; and (ii) the comparable sales component of our MIP yielded a 95.33% award in 2009 and a 66.85% award in 2008, expressed as a percentage of target award.

Performance targets for each performance metric were set equal to the Company's targets contained in the annual budget and operating plan. Achievement of these metrics beyond the targets established by the Compensation Committee results in payouts beyond the target award for each NEO, capped at 300% of the NEO's base salary. In determining each NEO's target incentive award for 2010, the Compensation Committee considered the market medians of the peer group analysis outlined above in the context of the perceived challenge of achieving operating plan levels. In 2010, the MIP awards (expressed as a percentage of base salary and an actual dollar amount), and actual payment amounts for each NEO were as follows:

Named Executive Officer	Title	Target Short-Term Incentive Award (% of Base Salary)	Target Short-Term Incentive Award $	Actual Short-Term Incentive Award $	Actual Award (% of 2010 Salary)
John H. Schnatter (1)	Founder, Chairman and Co-Chief Executive Officer	75.0%	$517,500	$795,581	113%
J. Jude Thompson	President and Co-Chief Executive Officer	75.0%	$465,269	$698,782	113%
J. David Flanery	Senior Vice President, Chief Financial Officer and Treasurer	37.5%	$165,759	$249,313	58%
Andrew M. Varga	Senior Vice President and Chief Marketing Officer	37.5%	$123,750	$192,158	58%
Christopher J. Sternberg	Senior Vice President, Corporate Communications and General Counsel	37.5%	$122,813	$189,704	59%
Anthony N. Thompson	Executive Vice President, North American Operations; President, PJ Food Service	37.5%	$119,531	$183,110	60%

(1)
Mr. Schnatter's annualized base salary consisted of a combination of cash ($380,000) and stock options ($320,000). For purposes of setting Mr. Schnatter's short-term target incentive award, the Compensation Committee assumed a $700,000 base salary level.

Each performance metric target reflects the expected operational outcomes based on the successful execution of the operating plan and the achievement of related Board-approved goals. By tying the targets to the Board-approved budget and operating plan, we believe that the plan payments will correlate to our achievement of operating results in a given year.

Each NEO's actual annual incentive award payment in the table above is based on two components. The first component, comprising 90% of the full year award, is determined and payable solely by formula based on the Company's achievement of the pre-established performance targets discussed above. The remaining 10% of the budgeted bonus pool was discretionary and subject to award by the Compensation Committee based on the Committee's performance review assessment of the Co-CEOs, and, for each NEO other than the Co-CEOs, the Co-CEOs' performance review assessment of each NEO. This resulted in an allocation process that is cost-neutral to the Company because the size of the award pool is funded based upon the performance metrics in the table above. The discretionary component, utilized in determining the award, but not in the funding of the plan, provides flexibility in tailoring grants to individuals according to their achievements against individual objectives and annual corporate goals.

Actual 2010 results funded an award pool equal to 152.4% of the target award pool, reflecting favorable results relative to the established plan targets. As discussed above, the Compensation Committee's actions to adjust the MIP plan at the request of management, to ensure that the operating results supported the plan payout on the combined domestic comparable sales and comparable transactions metric, reduced the award pool by approximately $2.2 million.

The QSIP was introduced in 2009. Our NEOs participated in this plan, which did not materially increase their short term incentive potential, but did underscore the basic customer service and quality fundamentals of our business. A $12,000 per participant total award was targeted based on an indexed achievement level with a maximum award of $30,000 per participant. Each of our NEOs received total awards under the QSIP of $15,759 for 2010.

Long-Term Incentive Compensation

In 2010, our annual long-term incentive awards consisted of two components: stock options and time-based restricted shares. The determination of annual grant value levels is a function of a number of factors considered by the Compensation Committee, including market competitiveness, level of position within the organization, significance of the individual to the Company's strategy and success, and the level of "total direct compensation" deemed to be appropriate for the NEO. Once determined, the estimated value of the long term incentive for each NEO was distributed equally between stock options and time-based restricted shares.

The Compensation Committee has a goal of moving toward a different balance of cash and long-term equity incentives over time. This includes considering methods for providing greater long-term incentive values while controlling base salary increases. In 2010, the Compensation Committee approved Mr. Schnatter's recommendation to approve the regular long-term incentive grant values equal to the values granted in 2009. In addition, the Committee approved the EEOI matching grant program as an additional component of the long-term equity incentive in order to strengthen stock ownership and motivate and retain our key executives.

Stock Options.    We award stock options because they are inherently performance-based, meaning that their value only increases if the market price of our common stock increases. In addition, stock options provide long-term compensation to our NEOs in the form of additional equity, helping to build a culture of ownership among our executives. Finally, we believe that stock options are a strong executive retention tool.

Time-Based Restricted Shares.    In 2010, we granted time-based restricted shares to our NEOs, intended to focus participants on our long-range objectives, while at the same time serving as a retention mechanism. The inclusion of time-based restricted shares was designed to more closely reflect the market weighting of long-term incentive vehicles determined through benchmarking, as well as strengthen the retention benefits of our long-term incentive package. The shares awarded in 2010 have a three-year graded vesting schedule.

Executive Equity Ownership Incentive Program.    Our Compensation Committee approved the EEOI program to motivate and retain our senior executives and to further align their interests with the Company's stockholders. The matching grants under the program have a three-year cliff vest from the date of grant, provided that the Match Eligible Shares purchased by the executive are held for the entire vesting period. Each NEO other than Mr. Schnatter acquired 696 shares of the Company's Common Stock under the EEOI for total payment by each executive to the Company of $18,973. Each such officer elected to receive matching grants in the form of restricted stock, resulting in a grant of 3,480 restricted shares to each of them on April 28, 2010.

Equity Grant Practices.    In 2010, our Compensation Committee awarded the annual executive equity grant at the Compensation Committee meeting coinciding with our annual meeting of stockholders. The date of the grant is the date of the Compensation Committee approval of the award. The exercise price of each stock option awarded is the closing price of our common stock on the NASDAQ Stock Market on the date of grant. For 2011, the Compensation Committee approved the annual executive equity grant on February 16, 2011, with the effective date of grant and the exercise price of each stock option awarded at the closing price of our common stock on the NASDAQ Stock Market on February 24, 2011, two days after the release of our fourth quarter and full-year 2010 earnings.

Stock Ownership Guidelines

Stock ownership by our NEOs is a key component of our compensation objectives and fosters a culture of ownership. We believe that executive ownership of our stock demonstrates to investors that our executives have a significant stake in the Company and its future.

Level	Ownership Guideline as a Multiple of Base Salary
Co-Chief Executive Officers	5.0×
Key Staff and Business Unit Executives	1.0×
Other Key Positions	0.5×

Specifically applied to the NEOs, the ownership guidelines are:

NEO	Title	Guideline (x)	Guideline ($)
John H. Schnatter	Founder, Chairman and Co-Chief Executive Officer	5.0x	$3,500,000
J. Jude Thompson	President and Co-Chief Executive Officer	5.0x	$3,250,000
J. David Flanery	Senior Vice President, Chief Financial Officer and Treasurer	1.0x	$ 415,000
Andrew M. Varga	Senior Vice President and Chief Marketing Officer	1.0x	$ 330,000
Christopher J. Sternberg	Senior Vice President, Corporate Communications and General Counsel	1.0x	$ 330,000
Anthony N. Thompson	Executive Vice President, North American Operations; President PJ Food Service	1.0x	$ 375,000

The NEOs have five years from becoming subject to the ownership requirement to achieve the ownership level, with annual progress required as follows: Year 1, 10%; Year 2, 25%; Year 3, 45%; Year 4, 70%; and Year 5, 100%.

Ownership levels at any particular time are calculated based on the purchase price of shares owned or the actual price on the measurement date, whichever is higher. The following are considered to be valid sources of ownership for measurement purposes:

  •
  all stock personally or otherwise beneficially owned directly;

  •
  all stock equivalent units held in our nonqualified deferred compensation plan;

  •
  all stock held in a 401(k) account or other qualified retirement account, such as an IRA;

  •
  vested and unvested restricted stock; and

  •
  the net value (gross sale price, less option exercise price) of shares subject to vested, but unexercised, stock options.

The Compensation Committee reviews the Stock Ownership Guidelines on an annual basis when considering any annual equity grant. The ownership review occurred in conjunction with the annual consideration of broad-based equity grants just prior to the 2010 Annual Meeting of Stockholders. All NEOs who were employed by the Company at that time met or exceeded the guidelines. In addition to this regular review, the Compensation Committee is apprised of ownership level achievement through periodic reports during Compensation Committee meetings. Our short-term incentive program gives the Committee the discretion to award any portion of resulting payouts in the form of stock, instead of cash, to assist a participant in meeting the guidelines.

Tax and Accounting Policies

Deductibility of compensation expense under IRC Section 162(m) has not been a material consideration for our Compensation Committee to date based on the levels and types of compensation we pay.

However, in the future, we expect IRC Section 162(m) deductibility may play a role if compensation expenses regularly begin to exceed $1,000,000 for our most highly compensated executives. We expense the cost of employee stock options in accordance with the fair value method contained in the Financial Accounting Standards Board Accounting Standards Codification "Compensation—Stock Compensation." We recorded stock-based compensation expense of $6.1 million in 2010, $5.8 million in 2009, and $2.6 million in 2008. As a result, the expense related to equity compensation has been and will continue to be a material consideration in our overall compensation program design.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 26, 2010 and in this Proxy Statement.

COMPENSATION COMMITTEE
Alexander W. Smith, Chairman Norborne P. Cole, Jr. Olivia F. Kirtley

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the NEOs for each of the last three fiscal years (if applicable).

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)		Non-Equity Incentive Plan Compen- sation ($)(3)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)(4)		Total ($)
John H. Schnatter	2010	703,231	(5)	—	249,974		849,971	(6)	811,340	—	—		2,614,516
Founder, Chairman and	2009	620,074	(5)	—	249,980		849,990	(6)	599,599	—	—		2,319,643
Co-Chief Executive Officer	2008	—		—	—		600,000	(6)	—	—	—		600,000
J. Jude Thompson	2010	616,538		—	344,839		249,980		714,541	—	—		1,925,898
President and Co-Chief	2009	374,423		—	249,980	(7)	1,025,669	(7)	273,912	—	26,000	(7)	1,949,984
Executive Officer
J. David Flanery	2010	429,000	(8)	—	249,838		154,993		265,072	—	—		1,098,903
Senior Vice President,	2009	454,695	(8)	—	139,999		253,409		215,907	—	5,145		1,069,155
Chief Financial Officer	2008	461,962	(8)	—	146,889		139,994		133,147	—	4,830		886,822
and Treasurer
Andrew M. Varga	2010	330,000		—	194,854		99,986		207,917	—	—		832,757
Senior Vice President,
Chief Marketing Officer
Christopher J. Sternberg	2010	323,077		—	184,850		89,989		205,463	—	—		803,379
Senior Vice President,	2009	308,865		—	85,990		199,407		162,561	—	5,145		761,968
Corporate Communications
and General Counsel
Anthony N. Thompson	2010	305,769		—	194,854		99,986		198,869	—	—		799,478
Executive Vice President, North American Operations; President, PJ Food Service

(1)
The amounts in the Stock Awards column reflect the aggregate grant date fair value for each respective fiscal year related to time-based restricted stock, and for Mr. Flanery, for performance-based restricted shares granted in 2008, the final year of the program. All fair values were computed in accordance with the applicable Accounting Standards Codification (ASC) Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 17 to the Company's audited financial statements for the fiscal years ended December 26, 2010, December 27, 2009, and December 28, 2008, respectively, included in the Company's Annual Report on Form 10-K.

(2)
The amounts in the Option Awards column reflect the aggregate grant date fair value for each respective fiscal year related to stock options granted in 2008, 2009, and 2010, respectively, computed in accordance with the ASC Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 17 to the Company's audited financial statements for the fiscal years ended December 26, 2010, December 27, 2009, and December 28, 2008, respectively, included in the Company's Annual Report on Form 10-K.

(3)
The amounts in the Non-Equity Incentive Plan Compensation column for 2008, 2009 and 2010 include payments earned by each NEO pursuant to the 2008, 2009 and 2010 Management Incentive Plans, each based on corporate, unit and individual performance for the applicable year. The amounts in the Non-Equity Incentive Plan Compensation column for 2008 also includes payments earned by the NEO pursuant to the 2006 performance unit grants, each based on performance for the applicable three-year period. The amounts in the Non-Equity Incentive Plan Compensation column for 2009 and 2010 also include payments earned by the NEO pursuant to the 2009 and 2010 Quality and Service Incentive Plan ("QSIP"), based on corporate performance during 2009 and 2010.

For the year ended December 26, 2010, the annual components of the MIP and the fourth quarter of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in February, 2011. The first three installments of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in May, August, and November, 2010, respectively. Amounts in the table above for 2010 include a $15,759 payment under the QSIP for each NEO; all other amounts are pursuant to the MIP.

For the year ended December 27, 2009, the annual components of the MIP and the fourth quarter of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in March, 2010. The first three installments of the quarterly components of the MIP, to the extent not deferred by the executive, were paid in May, August, and November, 2009, respectively. Amounts for 2009 include a payment under the QSIP ($16,615 for Messrs. Schnatter, Flanery and Sternberg and $11,638 for Mr. Jude Thompson); all other amounts are pursuant to the MIP.

For the year ended December 28, 2008, amount includes $49,412 for Mr. Flanery for the 2006 performance unit grant, as determined by the Compensation Committee and paid in January, 2009; Mr. Schnatter was not eligible for an award.

  Amount for 2008 also includes $83,735 for Mr. Flanery for the MIP and, to the extent not deferred by the executive, paid in March, 2009. Mr. Schnatter was not eligible for an MIP award in 2008.

(4)
Except as otherwise indicated, amounts in the All Other Compensation column represent the amount of the Company's matching contribution to the NEO's account in the Company's 401(k) Plan (or, to the extent required by applicable regulations, retained in the executive's nonqualified deferred compensation account). Excludes certain de minimis imputed income related to family members or guests traveling with NEOs on business travel during 2010, at no incremental cost to the Company.

(5)
In lieu of receiving all his base salary in cash for 2010, Mr. Schnatter elected to receive a portion in the form of a nonqualified stock option grant, on December 28, 2009, with a total fair value of $320,000. See footnotes (3) and (4) to the Grants of Plan-Based Awards table. All of Mr. Schnatter's base salary for 2009 was paid in nonqualified stock option grants on December 28, 2008 and April 30, 2009 with a total fair value of $620,074.

(6)
Pursuant to the terms of the Chairman Agreement, Founder Agreement and License Agreement described above in the CD&A, we agreed to make annual grants of stock options to Mr. Schnatter with a minimum value of $600,000 ($300,000 under each of the Founder Agreement and Chairman Agreement), or such greater amount as may be determined by the Compensation Committee. The specific terms of each grant of stock options, including the grant date and exercise price, will be determined by the Compensation Committee. We also agreed to reimburse Mr. Schnatter for expenses incurred by him in connection with Company business pursuant to Company policy, but the reimbursement for air travel aboard private aircraft (including any aircraft owned by Mr. Schnatter) under these agreements may not exceed $300,000 per year without the written consent of the Compensation Committee. Of the value in the Option Awards column for Mr. Schnatter for 2009 and 2010, $600,000 of this amount is related to the grants under the Founder Agreement and Chairman Agreement, and for 2008 all of the value is related to these grants.

(7)
On December 31, 2008, Mr. Jude Thompson received a stock option grant of 30,543 shares valued at $170,045 for his non-executive role as a Board member acting as a liaison to the Board during a management transition. On April 23, 2009, he received a stock option grant of 70,000 shares valued at $605,626 as a sign-on incentive upon his appointment as President and Chief Operating Officer. On April 30, 2009, he received a stock option grant for 28,133 shares valued at $249,998 and a time-based restricted stock grant of 9,419 shares valued at $249,980 as a participant in the annual equity award program. Mr. Jude Thompson also received $26,000 in retainer and meeting fees for his services as a non-employee Director prior to his hire date of April 23, 2009.

(8)
Mr. Flanery retired as our Chief Financial Officer effective February 28, 2011. Mr. Flanery's base salary for 2008 included a $1,000 per week stipend as additional compensation for his responsibilities for our International operations. For 2009, this stipend continued until July 26, 2009 and his MIP award was based on this additional amount. In 2010, he was responsible for overseeing our international business for fourteen weeks and his compensation and MIP base again reflect a $1,000 per week stipend.

Grants of Plan-Based Awards

The following table presents information with respect to the grants of plan-based awards made by the Company to each of its NEOs during the fiscal year ended December 26, 2010.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)		Other Option Awards: Number of Securities Underlying Options (#)(3)			Grant Date Fair Value of Stock and Option Awards ($)(4)
												Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John H. Schnatter	12/28/2009	0	517,500	2,040,000	—	—	—	—		—		—	—
	12/28/2009	0	12,000	30,000	—	—	—	—		—		—	—
	12/28/2009	—	—	—	—	—	—	—		37,912	(i)	24.21	319,992
	4/28/2010	—	—	—	—	—	—	9,170	(i)	—		—	249,974
	4/28/2010	—	—	—	—	—	—	—		26,254	(ii)	27.26	249,980
	4/28/2010	—	—	—	—	—	—	—		32,766	(iii)	27.26	299,996
	4/28/2010	—	—	—	—	—	—	—		32,766	(iii)	27.26	299,996
J. Jude Thompson	12/28/2009	0	465,269	1,875,000	—	—	—	—		—		—	—
	12/28/2009	0	12,000	30,000	—	—	—	—		—		—	—
	4/28/2010	—	—	—	—	—	—	9,170	(i)	—		—	249,974
	4/28/2010	—	—	—	—	—	—	3,480	(ii)	—		—	94,865
	4/28/2010	—	—	—	—	—	—	—		26,254	(ii)	27.26	249,980
	4/28/2010	—	—	—	—	—	—	—		696	(iv)	27.26	—
J. David Flanery	12/28/2009	0	165,759	1,287,000	—	—	—	—		—		—	—
	12/28/2009	0	12,000	30,000	—	—	—	—		—		—	—
	4/28/2010	—	—	—	—	—	—	5,685	(i)	—		—	154,973
	4/28/2010	—	—	—	—	—	—	3,480	(ii)	—		—	94,865
	4/28/2010	—	—	—	—	—	—	—		16,278	(ii)	27.26	154,993
	4/28/2010	—	—	—	—	—	—	—		696	(iv)	27.26	—
Andrew M. Varga	12/28/2009	0	123,750	990,000	—	—	—	—		—		—	—
	12/28/2009	0	12,000	30,000	—	—	—	—		—		—	—
	4/28/2010	—	—	—	—	—	—	3,668	(i)	—		—	99,990
	4/28/2010	—	—	—	—	—	—	3,480	(ii)	—		—	94,865
	4/28/2010	—	—	—	—	—	—	—		10,501	(ii)	27.26	99,986
	4/28/2010	—	—	—	—	—	—	—		696	(iv)	27.26	—
Christopher J. Sternberg	12/28/2009	0	122,813	975,000	—	—	—	—		—		—	—
	12/28/2009	0	12,000	30,000	—	—	—	—		—		—	—
	4/28/2010	—	—	—	—	—	—	3,301	(i)	—		—	89,985
	4/28/2010	—	—	—	—	—	—	3,480	(ii)	—		—	94,865
	4/28/2010	—	—	—	—	—	—	—		9,451	(ii)	27.26	89,989
	4/28/2010	—	—	—	—	—	—	—		696	(iv)	27.26	—
Anthony N. Thompson	12/28/2009	0	119,531	937,500	—	—	—	—		—		—	—
	12/28/2009	0	12,000	30,000	—	—	—	—		—		—	—
	4/28/2010	—	—	—	—	—	—	3,668	(i)	—		—	99,990
	4/28/2010	—	—	—	—	—	—	3,480	(ii)	—		—	94,865
	4/28/2010	—	—	—	—	—	—	—		10,501	(ii)	27.26	99,986
	4/28/2010	—	—	—	—	—	—	—		696	(iv)	27.26	—

(1)
The amounts in the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards columns represent plan awards pursuant to our annual MIP and QSIP, respectively, for the period commencing December 27, 2009. For the actual amounts paid to the NEOs pursuant to the MIP and QSIP during 2010, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

(2)
The amounts in the All Other Stock Awards column represent grants of time-based restricted stock, issued pursuant to our 2008 Plan. In the event that the Company pays dividends to holders of its common stock, recipients of restricted stock would have the right to deferred dividends until the restrictions lapse. The 2010 restricted stock grant vest dates are indicated as follows: (i) one-third on each of April 28, 2011, 2012 and 2013; and (ii) all shares on April 28, 2013.

(3)
The amounts in the Other Option Awards column represent grants of stock options pursuant to the 2008 Plan. The options vest(ed) as follows:

(i)
all shares on June 28, 2010;
(ii)
one-third of the shares on each of April 28, 2011, 2012 and 2013;
(iii)
all shares on April 28, 2012;
(iv)
all shares fully vested on date of grant of April 28, 2010.

(4)
The amounts in the Grant Date Fair Value of Stock and Option Awards column represent the full grant date fair value of each stock option award and time-based restricted stock award, as computed in accordance with the ASC Stock Compensation topic, as follows:

Equity Type	Grant Date	Full Grant Date Fair Value/Share	Vesting
Stock Options	December 28, 2009	$8.4404	6-month cliff
	April 28, 2010	$9.5216	3-year graded
	April 28, 2010	$9.1557	2-year cliff
	April 28, 2010	0	immediate
Time-Based Restricted Stock	April 28, 2010	$27.26	3-year graded
	April 28, 2010	$27.26	3-year cliff

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards at 2010 fiscal year-end for the Company's NEOs.

	Option Awards					Stock Awards
										Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)
								Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
	Number of Securities Underlying Unexercised Options					Number of Shares or Units That Have Not Vested (#)(2)
Name	Exercisable (#)	Unexercisable (#)(1)		Exercise Price ($)	Expiration Date
John H. Schnatter	25,542	—		32.65	4/19/2011	—		—	—	—
	64,856	—		33.69	5/10/2012	—		—	—	—
	85,110	—		26.31	5/8/2013	—		—	—	—
	52,103	—		18.43	12/31/2013	—		—	—	—
	37,102	—		26.54	4/30/2014	—		—	—	—
	37,912	—		24.21	12/28/2014	—		—	—	—
	9,377	18,756	(i)	26.54	4/30/2014	—		—	—	—
	—	67,458	(ii)	26.54	4/30/2014	—		—	—	—
	—	32,766	(iii)	27.26	4/28/2015	—		—	—	—
	—	32,766	(iii)	27.26	4/28/2015	—		—	—	—
	—	26,254	(iv)	27.26	4/28/2015	—		—	—	—
	—	—		—	—	6,280	(i)	173,705	—	—
	—	—		—	—	9,170	(ii)	253,642	—	—
J. Jude Thompson	2,729	—		24.23	2/20/2013	—		—	—	—
	14,326	—		26.31	5/8/2013	—		—	—	—
	30,543	—		18.43	12/31/2013	—		—	—	—
	23,800	46,200	(v)	25.93	4/23/2014	—		—	—	—
	9,377	18,756	(i)	26.54	4/30/2014	—		—	—	—
	—	26,254	(iv)	27.26	4/28/2015	—		—	—	—
	—	—		—	—	6,280	(i)	173,705	—	—
	—	—		—	—	9,170	(ii)	253,642	—	—
	—	—		—	—	3,480	(iii)	96,257	—	—
J. David Flanery	17,544	—		32.65	4/19/2011	—		—	—	—
	20,153	—		33.92	5/9/2012	—		—	—	—
	7,240	—		25.39	8/8/2012	—		—	—	—
	13,162	6,581	(vi)	26.31	5/8/2013	—		—	—	—
	5,251	10,503	(i)	26.54	4/30/2014	—		—	—	—
	—	20,000	(vii)	18.43	12/31/2013	—		—	—	—
	—	16,278	(iv)	27.26	4/28/2015	—		—	—	—
	—	—		—	—	2,660	(iv)	73,576	—	—
	—	—		—	—	3,517	(i)	97,280	—	—
	—	—		—	—	5,685	(ii)	157,247	—	—
	—	—		—	—	3,480	(iii)	96,257	—	—
Andrew M. Varga	1,313	2,628	(viii)	24.61	9/16/2014	—		—	—	—
	—	10,501	(iv)	27.26	4/28/2015	—		—	—	—
	—	—		—	—	903	(v)	24,977	—	—
	—	—		—	—	3,668	(ii)	101,457	—	—
	—	—		—	—	3,480	(iii)	96,257	—	—
Christopher J. Sternberg	7,663	—		32.65	4/19/2011	—		—	—	—
	8,350	—		33.92	5/9/2012	—		—	—	—
	6,252	3,126	(vi)	26.31	5/8/2013	—		—	—	—
	3,225	6,452	(i)	26.54	4/30/2014	—		—	—	—
	—	20,000	(vii)	18.43	12/31/2013	—		—	—	—
	—	9,451	(iv)	27.26	4/28/2015	—		—	—	—
	—	—		—	—	1,263	(iv)	34,935	—	—
	—	—		—	—	2,161	(i)	59,773	—	—
	—	—		—	—	3,301	(ii)	91,305	—	—
	—	—		—	—	3,480	(iii)	96,257	—	—
Anthony N. Thompson	398	—		31.46	11/6/2011	—		—	—	—
	3,057	—		33.92	5/9/2012	—		—	—	—
	2,491	1,246	(vi)	26.31	5/8/2013	—		—	—	—
	2,812	5,627	(i)	26.54	4/30/2014	—		—	—	—
	—	10,000	(vii)	18.43	12/31/2013	—		—	—	—
	—	10,501	(iv)	27.26	4/28/2015	—		—	—	—
	—	—		—	—	503	(iv)	13,913	—	—
	—	—		—	—	1,884	(i)	52,111	—	—
	—	—		—	—	3,668	(ii)	101,457	—	—
	—	—		—	—	3,480	(iii)	96,257	—	—

(1)
The vesting schedule is as follows:

(i)
one-half of the shares on each of April 30, 2011 and 2012;
(ii)
all shares on April 30, 2011;
(iii)
all shares on April 28, 2012;
(iv)
one-third of the shares on each of April 28, 2011, 2012 and 2013;
(v)
one-half of the shares on each of April 23, 2011 and 2012;
(vi)
all shares on May 8, 2011;

  (vii)
  all shares on December 31, 2010;
  (viii)
  one-half of the shares on each of September 16, 2011 and 2012.

(2)
The vesting schedule is as follows:

(i)
one-half of the shares on each of April 30, 2011 and 2012;
(ii)
one-third of the shares on each of April 28, 2011, 2012 and 2013;
(iii)
all shares on April 28, 2013 if the 696 shares acquired pursuant to the EEOI program on April 28, 2010 are held for the vesting period;
(iv)
all shares on May 8, 2011;
(v)
one-half of the shares on each of September 16, 2011 and 2012.

(3)
Value determined by multiplying the number of time-based restricted shares by the closing price of our common stock at fiscal year end, $27.66.

(4)
We granted performance-based restricted shares in 2008 with a vesting date of May 8, 2011; such shares were forfeited in February 2011 upon the Compensation Committee's determination that the performance goals for such awards had not been met, and accordingly such awards are not included in the table above. Messrs. Flanery, Sternberg and Anthony Thompson forfeited 2,923, 1,388 and 553 unvested performance-based restricted shares, respectively, in February, 2011. These performance-based restricted shares had a three-year performance period, with vesting determined upon the Company's compounded annual growth rate (CAGR) operating income performance. At December 26, 2010, our performance was below threshold for all performance-based restricted shares.

Option Exercises and Stock Vested

The following table sets forth information with respect to stock options exercised and restricted stock vesting by our NEOs during the 2010 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)
John H. Schnatter	115,000	1,070,232	3,139	86,009
J. Jude Thompson	696	—	3,139	86,009
J. David Flanery	43,870	431,062	1,758	48,169
Andrew M. Varga	696	—	2,482	64,011
Christopher J. Sternberg	696	—	1,079	29,565
Anthony N. Thompson	696	—	941	25,783

(1)
Value realized on exercise calculated based on the difference between the market price of our common stock on the date of exercise and the option exercise price, multiplied by the number of shares exercised. Each NEO other than Mr. Schnatter acquired 696 shares of common stock under the EEOI program, by exercising an option for 696 shares which was fully vested on the date of grant and immediately exercised, with the exercise price being the full fair market value on the date of exercise.

(2)
Value determined by multiplying the number of vested shares by the closing market price of our common stock on the vesting date.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
John H. Schnatter	—	—	20,566	(11,269)	158,722
J. Jude Thompson	163,935	—	21,650	—	287,432
J. David Flanery	280,768	5,145	273,604	—	2,676,492
Andrew M. Varga	47,688	—	6,752	—	64,914
Christopher J. Sternberg	79,281	5,145	103,633	(59,152)	740,683
Anthony N. Thompson	24,462	5,145	6,896	—	75,956

(1)
The amounts in the Executive Contributions in Last Fiscal Year column represent amounts disclosed in the Summary Compensation Table above, as follows: (i) for Mr. Jude Thompson, $92,481 of salary and $71,454 of 2010 incentive compensation; (ii) for Mr. Flanery, $214,500 of salary, and $66,268 of 2010 incentive compensation; (iii) for Mr. Varga, $16,500 of salary, and $31,188 of 2010 incentive compensation; (iv) for Mr. Sternberg, $48,461 of salary, and $30,819 of 2010 incentive compensation; and (v) for Mr. Anthony Thompson, $24,462 of salary.

(2)
The amounts in the Registrant Contributions in Last Fiscal Year column represent the Company's matching contribution to the NEOs which mirrors the match in the 401(k) plan, awarded to executives and credited to their deferral account in 2010 as a result of deferrals in the 2009 fiscal year, as previously reported in our prior year's proxy statement.

(3)
The amounts in the Aggregate Balance at Last Fiscal Year End column, other than earnings on deferred compensation, have all been previously disclosed in Summary Compensation Tables in our prior proxy statements or in note (1) above.

Eligibility for participation in the nonqualified deferred compensation plan is limited to a select group of management or highly compensated employees (as defined under ERISA) who are specifically designated as eligible to participate by our chief executive officer or another officer authorized to make those determinations, including our named officers.

Participants can defer up to 100% of their base salary and up to 100% of their short-term incentive award payments into the nonqualified deferred compensation plan each plan year. For benchmarking purposes, the plan provides that participant accounts are deemed to be invested in one or more publicly traded mutual funds or our common stock. Participants may direct the investment of their accounts among the options made available under the plan, and can change their investment options (except company stock) on any business day. Deferral elections may be changed once per calendar year, generally in December, and such changes are effective for compensation earned in the following year. We pay certain administrative costs of the plan. We match the amounts deferred by the same discretionary match percentage announced for the 401(k) Plan for the plan year.

Change in Control and Termination Payments

We have no pre-determined executive severance or change in control programs applicable to our NEOs beyond those provided generally to our salaried employees or as provided with respect to vesting in our equity plans, as generally described below.

Equity Plan Provisions

Under the terms of our 2008 Plan, upon a change in control in a corporate transaction in which awards are not assumed: (i) all grantees of shares of restricted stock and options will be credited with an additional 12 months of service from the grant date for purposes of vesting; and (ii) notice will be given to grantees of vested options that such options will remain exercisable for a period of fifteen days and thereafter terminated, or the Board may elect, in its sole discretion, to cancel any outstanding awards of options and/or restricted stock and pay to the holder of vested options and/or restricted stock an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of restricted stock, equal to the price per share paid to holders of shares of stock and, in the case of options, equal to the product of the number of shares of stock subject to the option multiplied by the amount, if any, by which the price per share paid to holders of shares of stock pursuant to the transaction exceeds the option price. In the event of a transaction in which awards are assumed, options and restricted stock shall continue in the manner and under the terms provided in the event of any transaction to the extent that provision is made in writing in connection with the transaction for the assumption or continuation of the options and restricted stock granted, or for the substitution for options and restricted stock for new common stock options and restricted stock relating to the stock of a successor entity, with appropriate adjustments as to the number of shares and option exercise prices.

Under the terms of our 1999 Team Member Stock Ownership Plan ("1999 Plan"), upon a change in control, (i) any then-outstanding stock options held by participants will become fully vested and immediately exercisable; and (ii) any restrictions and other conditions pertaining to restricted stock, including but not limited to vesting requirements, will lapse and those shares will be immediately transferable and no longer subject to forfeiture.

In addition, if an NEO is terminated for cause (as defined below), then all outstanding options under our equity plans, whether or not exercisable, will terminate immediately. If the NEO is terminated for any reason other than for cause, death, disability or retirement, to the extent then outstanding options are exercisable and subject to the provisions of the relevant option agreement, the options may be exercised by the officer or his personal representative within 60 days after the date of termination in the case of the 1999 Plan, or 90 days after the date of termination in the case of the 2008 Plan. In the event of retirement, an NEO may exercise exercisable options under the 1999 Plan within one year after the date of retirement. In the event of an NEO's death or disability while employed by the Company, all then outstanding options become fully vested and immediately exercisable, and may be exercised at any time within one year after the date of death or determination of disability.

Under the 1999 and 2008 Plans, if an NEO's employment is terminated for any reason other than death or disability prior to the expiration of the restriction period applicable to shares of restricted stock, the shares will be immediately forfeited and returned to us. In the event of death or disability prior to the expiration of the restriction period, any restrictions or other conditions including vesting requirements, will immediately lapse.

The following table is intended to reflect projected potential payouts under our equity plans, other than those available generally on a nondiscriminatory basis to all salaried employees. The table provides for a range of potential separation events for each of the NEOs, calculated as if the separation event occurred on December 26, 2010. The actual amounts to be paid can only be determined at the time of the actual event.

Name	Change in Control(1)($)	Involuntary (Not for Cause) Termination ($)(2)	Retirement ($)	Death/Disability ($)
John H. Schnatter
Salary	—	—	—	—
Stock Options(3)	868,218	778,662	778,662	911,936
Restricted Stock(4)	173,069	—	—	427,347

Totals:	1,041,287	778,662	778,662	1,339,283
J. Jude Thompson
Salary	—	—	—	—
Stock Options(3)	416,254	362,289	362,289	473,723
Restricted Stock(4)	173,069	—	—	523,604

Totals:	589,323	362,289	362,289	997,327
J. David Flanery
Salary	—	—	—	—
Stock Options(3)	241,620	40,085	40,085	251,844
Restricted Stock(4)	175,669	—	—	424,360

Totals:	417,289	40,085	40,085	676,204
Andrew M. Varga
Salary	—	—	—	—
Stock Options(3)	9,409	4,005	4,005	16,220
Restricted Stock(4)	46,994	—	—	222,691

Totals:	56,403	4,005	4,005	238,911
Christopher J. Sternberg
Salary	—	—	—	—
Stock Options(3)	205,744	12,052	12,052	211,879
Restricted Stock(4)	95,842	—	—	282,270

Totals:	301,586	12,052	12,052	494,149
Anthony N. Thompson
Salary	—	—	—	—
Stock Options(3)	105,044	6,512	6,512	110,997
Restricted Stock(4)	74,461	—	—	263,738

Totals:	179,505	6,512	6,512	374,735

(1)
Generally, pursuant to the plans and agreements, a change of control is deemed to occur if any person acquires 50% or more of the Company's voting stock; approval by our stockholders of a merger or consolidation of the Company which would result in the stock of the Company outstanding immediately prior to the merger not continuing to represent at least 50% of the voting stock outstanding immediately after the merger or consolidation; or a complete liquidation or sale of all or substantially all of the assets of the Company.

(2)
Termination for cause is generally defined under the equity plans as failure to render services to the Company amounting to gross neglect or insubordination, fraud or embezzlement, conviction of a felony or failing to contest a felony prosecution, or material breach of employment or non-competition agreement.

(3)
Assumed stock option value calculated for in-the-money stock options based on $27.66 per share, the closing price of our common stock at fiscal year end, less the exercise price per share.

(4)
No values were included for the 2008 performance-based restricted stock grant because the following shares were forfeited in February 2011, for failure to satisfy the performance conditions of such awards: Mr. Flanery, 2,923 shares; Mr. Sternberg, 1,388 shares; and Mr. Anthony Thompson, 553 shares.

Assumed 2008, 2009 and 2010 time-based restricted stock grants receive twelve months additional vesting credit in case of change-in-control and fully vested in case of death/disability. Assumed values were calculated at $27.66 per share, the closing price of our common stock at fiscal year end.

Director Compensation

We pay four primary components of compensation to our non-management directors: an annual cash retainer, meeting fees, committee chairman fees, and equity awards, generally comprising stock options and restricted stock. Board members may also from time to time receive fees for service on ad hoc committees. Within five years of their election to the Board of Directors, all non-management directors are required to hold five times the standard annual cash retainer of $35,000, or $175,000, in our common stock, and all have attained the required ownership level or are in compliance with the phased-in ownership requirement of the policy.

In 2009, Mercer Human Resource Consulting reviewed market competitiveness for all of the components of our director compensation program. Based on their recommendations, we confirmed our 2009 director compensation levels. In analyzing director compensation, the Compensation Committee looked at a peer group that was substantially similar to the one used for management, as well as an alternative peer group of similarly sized companies in other industries to provide a broader basis for comparison which more properly reflected the marketplace for directors.

For 2010, all components of director compensation remain unchanged.

Members of Company management who also serve as members of the Board of Directors are not eligible for compensation for their service in their capacity as director, other than the compensation paid to Mr. Schnatter under the Chairman and Founder Agreements as described in the CD&A. The following table sets forth the types and amounts of compensation paid to our non-management directors:

Annual Retainer:	Standard	$35,000
	Audit Committee Chairman—additional	$15,000
	Other Committee Chairman—additional	$10,000
	Lead Director—additional	$20,000
Meeting Fees:	Board meeting	$2,000
	Telephonic attendance at in-person Board meeting	$1,000
	Committee meeting	$1,500
	Telephonic attendance at in-person Committee meeting	$750

Annual Equity Grant(1)

	Restricted Stock	Stock Option Shares
Standard	1,852 shares	5,303 shares
Lead Director	2,769 shares	7,929 shares

(1)
The 2010 annual equity grants, awarded in equal values of restricted stock and stock option shares, have three-year graded vesting and the options have a five-year term. The annual equity grant award level is determined annually by the Board of Directors.

Non-management directors also receive reimbursement for reasonable out-of-pocket expenses incurred in connection with their Board or committee service.

The following table sets forth the compensation paid to directors during 2010:

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)(1)	Option Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
Norborne P. Cole Jr.	89,500	75,483	75,497	—	240,480
Philip Guarascio	53,000	50,486	50,493	—	153,979
Olivia F. Kirtley	80,000	50,486	50,493	—	180,979
Wade S. Oney	47,000	50,486	50,493	—	147,979
Alexander W. Smith	75,000	50,486	50,493	—	175,979
William M. Street	70,500	50,486	50,493	—	171,479

(1)
The full grant date fair value of the 2010 restricted stock awards to non-employee directors was $27.26 per share. All fair values were computed in accordance with the applicable ASC Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 17 to the Company's audited financial statements for the fiscal year ended December 26, 2010 included in the Company's Annual Report on Form 10-K. The following chart sets forth unvested restricted awards granted under the 2008 Plan held by each director in the table above as of December 26, 2010.

Name	Number of Unvested Restricted Shares
Norborne P. Cole, Jr.	4,665
Philip Guarascio	3,121
Olivia F. Kirtley	3,121
Wade S. Oney	3,121
Alexander W. Smith	3,121
William M. Street	3,121
(2)
The full grant date fair value of the 2010 equity awards to non-employee directors utilized a $9.5220 per share Black-Scholes value. All fair values were computed in accordance with the applicable ASC Stock Compensation topic. Assumptions used in the calculation of these amounts are included in Footnote 17 to the Company's audited financial statements for the fiscal year ended December 26, 2010 included in the Company's Annual Report on Form 10-K. The following chart sets forth vested and unvested option awards granted under the 2008 Plan and the 2003 Stock Option Plan for Non-Employee Directors held by each director in the table above as of December 26, 2010.

Name	Number of Vested Options	Number of Unvested Options
Norborne P. Cole, Jr.	51,862	13,593
Philip Guarascio	38,425	9,092
Olivia F. Kirtley	38,425	9,092
Wade S. Oney	38,425	9,092
Alexander W. Smith	26,226	9,092
William M. Street	38,425	9,092

In addition, a nonqualified deferred compensation plan is available to all of our directors. Directors can elect to defer their annual retainer and meeting fees (up to 100%) into a deferred compensation plan that offers deemed investments in certain publicly-available mutual funds or our common stock, as is the case for our executives and other eligible employees. We do not contribute to director accounts in the deferred compensation plan, but do pay certain administrative costs of the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, comprised entirely of independent, non-management directors, is responsible for establishing and administering the Company's policies involving the compensation of its executive officers. No employee of the Company serves on the Compensation Committee. The Committee members have no interlocking relationships as defined by the SEC.

Approval of Related Person Transactions

Generally

Under our written Related Party Transaction Policies and Procedures, the Corporate Governance and Nominating Committee will review the material facts of all transactions with related persons that require the Corporate Governance and Nominating Committee's approval and either approve or disapprove of the entry into the transaction. Advance Corporate Governance and Nominating Committee approval is generally required for such transactions; however, if such advance approval is not feasible, then the transaction will be considered and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at its next regularly scheduled meeting or, if not ratified, the appropriate action taken as determined by the Committee. In determining whether to approve or ratify such a transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction. The policy sets forth certain categories of transactions that have standing approval, which include transactions that are deemed not to involve a direct or indirect material interest on behalf of the related person. In addition, the Board of Directors has delegated to the Chair of the Corporate Governance and Nominating Committee the authority to pre-approve or ratify (as applicable) a transaction with a related party in which the aggregate amount involved is expected to be less than $1 million computed in accordance with Item 404 of Regulation S-K.

Many transactions that constitute related person transactions are ongoing and some arrangements predate any relationship with the director or officer or predate the director's or officer's relationship with the Company. When a transaction is ongoing, any amendments or changes are reviewed for reasonableness and fairness to the Company.

Procedures for Identifying Possible Related Person Transactions

On an annual basis, each director, nominee for director and executive officer completes a Director and Officer Questionnaire that requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. The Company then compiles a list of all such persons and entities, including all subsidiaries of the entities identified. Once the list of persons and entities has been compiled, it is distributed within the Company to identify any potential transactions.

All ongoing transactions, along with payment and receipt information, are compiled for each person and entity. Any related person transaction identified through this process is presented to the Corporate Governance and Nominating Committee in order to obtain approval or ratification of the transactions and for review in connection with its recommendations to the Board on the independence determinations of a director or director nominee.

The Corporate Governance and Nominating Committee and the Board also have approved a written policy regarding transactions that may occur between the Company and an entity in which Mr. John Schnatter has an investment. The purpose of that policy is to ensure that any goods or services that entity may obtain or purchase from the Company will be at fair market value, or for services for which a fair price is not readily determinable, to ensure that each proposed service or transaction will be approved on a case by case basis for its entire fairness. The Company periodically reports to the Corporate Governance and Nominating Committee regarding compliance with this policy.

Special Procedures for Franchisee Relationships

The Corporate Governance and Nominating Committee and the Board have adopted special policies and procedures for consideration of restaurant development, acquisition and disposition transactions involving franchisees in which directors or executive officers of the Company, or their immediate families, have significant ownership, generally defined as ten percent or more. Under the policy, the Corporate Governance and Nominating Committee ultimately must consider and determine whether to approve or disapprove any subject transaction involving a related party. Proposed acquisitions and dispositions of restaurants involving the Company and related parties must be evaluated in light of an appraisal by a reputable, disinterested third party. With respect to proposed new development by related parties, if the Company declines to exercise its right of first refusal, the policy requires that the opportunity be made available to qualified franchisees without related-party ownership. Similarly, with respect to a proposed acquisition of a restaurant by a related party from another franchisee, if the Company declines to exercise its right of first refusal, the Company must consider making recommendations concerning possible alternative, nonrelated-party franchisee parties. Finally, the policy requires that any proposed disposition of a restaurant by a related party to another franchisee must be disclosed to the Corporate Governance and Nominating Committee, and must be approved by the Committee if the proposed transaction includes any consideration by or from the Company outside the ordinary course of business with other franchisees. The Corporate Governance and Nominating Committee has also used the procedures set forth in this policy to review the Company's transactions with Hampton Airways, Inc., discussed under "Transactions with Related Persons" below.

Transactions with Related Persons

This section describes certain transactions during the fiscal year ended December 26, 2010, and transactions presently contemplated that involve directors and executive officers of the Company and their affiliates.

Franchise and Development Arrangements

Executive officers and directors of the Company hold equity interests in entities that are franchisees of the Company, as described in the table below. Some of those individuals acquired their interests before the Company's 1993 initial public offering, and some of the entities in which they hold interests acquired development rights at reduced development fees and also pay a reduced franchise fee when each restaurant is opened. We have since entered into additional franchise and development agreements with non-employee directors and executive officers of the Company and entities in which they have equity interests, and may continue to do so in the future. Under the Company's policy governing transactions with related-person franchisees, which is described above, any such franchise arrangements we enter into in the future will be on terms no more favorable to directors and officers than with independent third parties.

The following table describes franchise and development arrangements during 2010 between the Company and entities in which the Company's executive officers and directors, as well as their immediate family members, had an equity interest as of the end of the fiscal year and the amount of royalties and franchise and development fees earned by or paid to the Company from those entities during 2010. Those franchisees also purchase various food and other products from the Company's commissary system and may purchase from or through the Company certain goods and services, including insurance and certain accounting and related services, needed to operate a Papa John's restaurant. All such purchases and sales are made on terms and at rates identical to those that may be obtained from the Company by an independent franchisee.

Name and Percentage Owned	Franchise Entity—Amounts Earned
Annette Schnatter (100%)	Joe K Corporation—Operates one restaurant in Louisville, Kentucky. Royalties earned by the Company in 2010 from this franchisee were $60,700. Annette Schnatter is John Schnatter's wife.
Charles W. Schnatter (30.65%) Timothy C. O'Hern (36.7%) Steve M. Ritchie (2%)
Capital Pizza, Inc.—Operates 19 restaurants in Illinois and Indiana. Royalties earned by the Company in 2010 from this franchisee were $694,500. Mr. Charles Schnatter retired as an officer of the Company in June, 2010, and Mr. O'Hern and Mr. Ritchie are officers of the Company.
Wade S. and Elizabeth Oney (95.0%)	Bam-Bam Pizza, Inc.—Operates 26 restaurants in Florida. Royalties earned by the Company in 2010 from this franchisee were $1,190,300. Elizabeth Oney is Mr. Oney's wife.
Wade S. Oney (95.0%)	L-N-W Pizza, Inc.—Operates 11 restaurants in Florida. Royalties earned by the Company in 2010 from this franchisee were $651,700.
Wade S. Oney (34.9%) Richard Brown (50.0%)	Brown's Pizza, Inc.—Operates two restaurants in Florida. Royalties earned by the Company in 2010 from this franchisee were $133,100. Richard Brown is Mr. Oney's father-in-law.
Wade S. Oney (90.0%)	Eagle Eye Pizza, Inc.—Operates three restaurants in Oregon. Royalties earned by the Company in 2010 from this franchisee were $96,800.

Name and Percentage Owned	Franchise Entity—Amounts Earned
Wade S. Oney (46.2%) Pat Brown (0.45%)	Oney Bayside, LLC—Operates nine restaurants in Florida. Royalties earned by the Company in 2010 from this franchisee were $364,500. Pat Brown is Wade Oney's mother-in-law.

Other Transactions

During 2010, the Company paid $443,000 to Hampton Airways, Inc. ("Hampton"), for charter aircraft services. Hampton's sole shareholder is John Schnatter, our Founder, Chairman and Co-Chief Executive Officer. The Company periodically reviews pricing data from other, independent air charter services and, on that basis, believes that the rates charged by Hampton to the Company were at the market rates that could have been obtained from the independent third parties for similar aircraft. In December 2009, the Company entered into a Sublease Agreement with Evergreen Real Estate, LLC, an entity that is wholly owned by Mr. Schnatter. The sublease provides for the nonexclusive use of certain office space in the Company's headquarters by Evergreen Real Estate and its employees. The sublease provides for a 10 year term and annual lease payments of $12,000. For a discussion of certain additional arrangements between the Company and Mr. Schnatter, please see "Compensation of Founder, Chairman and Co-Chief Executive Officers" under "Compensation Discussion and Analysis."

Charles W. Schnatter, the brother of John Schnatter, was an officer of the Company from 1991 until his retirement from the Company in June 2010. His compensation in fiscal year 2010, including the value of equity compensation, totaled approximately $269,000.

Michele O'Hern, the wife of our Senior Vice President, Development, Tim O'Hern, works for us in marketing. She has been employed by us for ten years. Her compensation in fiscal 2010, including the value of equity compensation, totaled approximately $136,000.

In 1999, the Papa John's Franchise Advisory Council, an advisory group comprised of certain Papa John's franchisees that meets periodically to discuss issues of importance to the Company and its franchisees, initiated a program that allows the cost of cheese to Papa John's restaurants to be established on a quarterly basis. Certain franchisees of the Company formed a corporation, BIBP Commodities, Inc. (BIBP), that purchases cheese at the prevailing market price and sells it to the Company's distribution subsidiary, PJ Food Service, Inc. (PJFS), at a fixed quarterly price based in part upon historical average market prices. PJFS in turn sells cheese to Papa John's domestic restaurants at a set quarterly price (modified in 2009 to set more frequently). Our subsidiary, Capital Delivery, Ltd., has made available a $40 million line of credit to BIBP to fund cash deficits as they may arise; as of December 26, 2010, there was an outstanding balance of $15.9 million under the line of credit. The shareholders of BIBP include Wade S. Oney (9.09%). BIBP has paid its shareholders a total annual dividend equal to eight percent of each shareholder's initial investment; payment of dividends is at the discretion of BIBP's board of directors and depends upon the financial condition of BIBP and general business conditions.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board represents and assists the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries, including the appointment, compensation, retention and oversight of the work of the independent auditor, and oversees the performance of the internal auditing function. The Committee has the sole authority and responsibility to select, appoint, compensate, evaluate and, if necessary, replace the Company's independent auditors. Each member of the Committee is independent as determined by the Company's Board of Directors, based upon applicable laws and regulations and NASDAQ listing standards.

In fulfilling its oversight responsibilities with respect to the Company's financial statements, the Committee reviews and discusses with both management and the Company's independent auditors all annual and quarterly financial statements (including any required management certifications), and the Company's quarterly earnings announcements, prior to issuance. Management has the primary responsibility for preparing the financial statements and complying with the reporting process, including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of audited financial statements with accounting principles generally accepted in the United States and for providing their judgments as to the quality, not just the acceptability, of the Company's accounting principles.

During 2010, Company management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure matters with the Audit Committee. The Audit Committee discussed with Ernst & Young LLP, the independent auditors, the matters required to be discussed with the Committee by Statement on Auditing Standards (SAS) No. 61, as amended. The Audit Committee also discussed with the independent auditors matters relating to their independence from management and the Company, including the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Committee concerning independence. The Audit Committee pre-approved all audit and non-audit fees paid to the independent auditors. As a result, the Audit Committee concluded that Ernst & Young LLP is independent from management and the Company.

The Audit Committee discussed with the Company's independent auditors and the Company's internal audit management the overall scope and plans for their audits. The Audit Committee meets with both the independent auditors and the Company's internal audit management to discuss the results of their examinations and their evaluations of the Company's internal controls. The Audit Committee also meets in separate executive sessions periodically with the Company's independent auditors, Director of Internal Audit, Chief Financial Officer and General Counsel, as well as in private sessions.

In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 26, 2010.

AUDIT COMMITTEE
Olivia F. Kirtley, Chairman Alexander W. Smith William M. Street

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

ITEM 2, RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has reappointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 25, 2011. Ernst & Young LLP has audited the Company's financial statements since 1991. Fees paid to Ernst & Young LLP by the Company for each of the last two fiscal years, in each of the following categories, were as follows:

	Fiscal Year Ended December 26, 2010	Fiscal Year Ended December 27, 2009
Audit Fees	$719,075	$710,125
Audit-Related Fees	13,382	18,292
Tax Fees	87,686	92,750
All Other Fees	—	—

Total	$820,143	$821,167

Fees for audit services included fees associated with the annual audit of the Company and certain subsidiaries and the reviews of the Company's quarterly reports on Form 10-Q. Audit-related services were primarily related to the audit of a pension fund and letters issued concerning debt compliance. Tax fees included tax compliance and consultation services.

All audit-related and tax services for 2010 and 2009 were pre-approved by the Audit Committee, which concluded that the provision of those services by Ernst & Young LLP was compatible with the maintenance of the auditors' independence in the conduct of the auditing functions. The Audit Committee has adopted a policy that requires pre-approval of all services by the independent auditors. The policy also authorizes the Chairman of the Audit Committee to pre-approve non-audit services at or below a certain dollar threshold, provided that the Chairman promptly notifies the other members of the Audit Committee of the approved engagement. Individual engagements anticipated to exceed the dollar threshold must be separately approved.

Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by stockholders.

Although stockholder ratification is not required, the appointment of Ernst & Young LLP is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders' opinions that the Audit Committee will take into consideration in future deliberations. If Ernst & Young LLP's selection is not ratified at the Annual Meeting of Stockholders, the Audit Committee will reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in the best interests of Papa John's and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

ITEM 3, APPROVAL OF THE COMPANY'S 2011 OMNIBUS INCENTIVE PLAN

This section provides a summary of the terms of the 2011 Omnibus Incentive Plan and the proposal to approve the plan.

The Board of Directors approved the 2011 Omnibus Incentive Plan on February 17, 2011 ("2011 Plan"), subject to approval from our stockholders at this meeting. We are asking our stockholders to approve the 2011 Plan as we believe that approval of the plan is essential to our continued success. The purpose of the 2011 Plan is to provide eligible officers, directors, key employees and other key individuals an incentive to contribute to the success of the Company and to operate and manage our business in a manner that will provide for the Company's long term growth and profitability and provide a means of obtaining, rewarding and retaining key personnel. In the judgment of the Board of Directors, awards under the 2011 Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2011 Plan participants with those of our stockholders.

If our stockholders approve the 2011 Plan, the number of shares of Common Stock reserved for issuance under the 2011 Omnibus Incentive Plan will be Two Million Seven Hundred Fifty Thousand (2,750,000), plus the number of shares of Common Stock currently available for issuance under the 2008 Omnibus Incentive Plan ("2008 Plan") as of the date of stockholder approval of the 2011 Plan. If our stockholders approve the 2011 Plan, no further awards will be made pursuant to the 2008 Plan, and all available shares under the 2008 Plan (2,397,451 as of December 26, 2010) will be transferred to the 2011 Plan and available for grant under the 2011 Plan, in addition to the 2,750,000 new shares authorized under the 2011 Plan.

On the Record Date, the closing price of our Common Stock was $29.00 per share.

Unless otherwise indicated, properly executed proxies will be voted in favor of the Proposal to approve the 2011 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2011 OMNIBUS INCENTIVE PLAN.

Description of the Plan

A description of the provisions of the 2011 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2011 Plan, a copy of which is attached as Annex A to this proxy statement.

Administration.    The 2011 Plan is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, meet the requirements of Rule 16b-3 of the Exchange Act and comply with the independence requirements of the NASDAQ Stock Market. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types and amounts of awards and terms and conditions of awards, and interpret provisions of the plan. Members of the Compensation Committee serve at the pleasure of the Board of Directors. The Board of Directors may also appoint one or more separate committees, each composed of one or more directors who need not satisfy the independence requirements described above to administer the 2011 Plan with respect to employees or other service providers who are not officers or directors of the Company.

Common Stock Reserved for Issuance under the Plan.    The Common Stock issued or to be issued under the 2011 Plan consists of authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The 2011 Plan provides for a so-called "fungible share pool" pursuant to which awards of options and stock appreciation rights ("SARs") will be counted against the plan limit as one share for every one share subject to an option or SAR granted under the plan, and awards of all "full value" awards (all awards other than options and SARs) will be counted against the plan limit as 2.15 shares for every one share subject to such a full value award. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2011 Plan. The number of shares of Common Stock available for issuance under the 2011 Plan will not be increased by any shares tendered or withheld or award surrendered in connection with the purchase of shares of Common Stock upon exercise of an option or any shares of Common Stock deducted from an award payment in connection with the Company's tax withholding obligations.

Eligibility.    Awards may be made under the 2011 Plan to directors, or employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board of Directors.

Amendment or Termination of the Plan.    The Board of Directors may terminate or amend the plan at any time and for any reason. The 2011 Plan shall terminate in any event seven years after the date of stockholder approval of the plan. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.

Options.    The 2011 Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

  •
  Exercise Price.  The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer. The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant (or five years from the date of grant in the case of certain 10% stockholders who receive incentive stock options). The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee. In general, an optionee may pay the exercise price of an option by cash, certified check, or, to the extent an award agreement so provides, by tendering shares of Common Stock or by means of a broker-assisted cashless exercise.

  •
  Transfers.  Stock options and SARs granted under the 2011 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

  •
  Repricing Prohibited.  No amendment or modification may be made to an outstanding stock option or SAR that would be treated as a repricing under the rules of the stock exchange on which the shares of Common Stock are listed (currently the NASDAQ Stock Market), without the approval of the Company's stockholders. Specifically, the 2011 Plan provides in Section 3.4 that notwithstanding anything in the 2011 Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding options or SARS in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without shareholder approval; provided, that Section 3.4 of the 2011 Plan shall not be deemed to limit the making of appropriate adjustments to outstanding options and SARs as contemplated by Section 17 of the 2011 Plan.

Other Awards.    The Compensation Committee may also award:

  •
  shares of unrestricted stock, which are shares of Common Stock at no cost or for a purchase price determined by the Compensation Committee which are free from any restrictions under the plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

  •
  restricted stock, which is shares of Common Stock subject to restrictions.

  •
  stock units, which are Common Stock units subject to restrictions.

  •
  dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock. Dividend equivalent rights are not granted on unearned performance awards.

  •
  stock appreciation rights ("SARs"), which are a right to receive a number of shares or, at the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee. The exercise price for an SAR shall not be less than the fair market value of a share of stock on the grant date of the SAR. The term of each SAR is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines when the SAR may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which the SAR may be exercised.

  •
  performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the three highest compensated executive officers (other than the chief financial officer) determined at the end of each year (the "covered employees").

Effect of Certain Corporate Transactions.    Unless an applicable award agreement provides otherwise, certain change of control transactions involving us, such as a sale of the Company, will cause grantees of restricted stock, stock units, stock appreciation rights and options to be credited with an additional 12 months of service for purposes of vesting in such awards, unless the awards are continued or substituted for in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2011 Plan, including the individual limitations on awards (described below), to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2011 Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

  (i)
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  (ii)
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

  (iii)
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation in a separate vote before payment is made; and

  (iv)
  the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Under the 2011 Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units, where appropriate, are used exclusively by the Compensation Committee in establishing performance goals:

  •
  net earnings or net income;

  •
  operating earnings or income, including consolidated corporate operating income excluding the impact of consolidation of the franchisee-owned BIBP Commodities, Inc. cheese purchasing entity (BIBP);

  •
  pretax earnings;

  •
  earnings per share;

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  share price, including growth and capitalization measures and total stockholder return;

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  earnings before interest and taxes;

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  earnings before interest, taxes, depreciation and/or amortization;

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  sales or revenue growth, whether in general or by store, category of store or product, including system-wide comparable sales (average same-store, year-over-year sales) or method of ordering;

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  gross or operating margins (including food, labor and mileage);

  •
  return measures, including return on assets, capital, investment, equity, sales or revenue;

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  cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

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  productivity ratios;

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  expense targets;

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  market share;

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  financial ratios as provided in credit agreements or indentures of the Company and its subsidiaries;

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  debt rating targets;

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  working capital targets;

  •
  completion of acquisitions or divestitures of businesses, assets, companies or stores;

  •
  store unit counts or similar store metrics, including franchise and/or company-store openings and/or closings;

  •
  system-wide, corporate, franchisee or store comparable transactions;

  •
  profits from restaurant operations;

  •
  product quality and customer service metrics, including consumer, customer, or franchisee perception targets; and

  •
  employee retention and recruiting metrics, including turnover.

Business criteria may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis.

Under the Internal Revenue Code, a director is an "outside director" of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a tax-qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

The maximum number of shares of Common Stock subject to options or stock appreciation rights that can be granted under the 2011 Plan to any person is 350,000 per twelve month period, provided that in a grantee's year of hire the applicable limit is 500,000. The maximum number of shares of Common Stock that can be granted under the 2011 Plan to any person, other than pursuant to an option or stock appreciation right, is 175,000 per twelve month period, provided that in a grantee's year of hire the applicable limit is 250,000. The maximum amount that may be paid as an annual incentive award or other cash award in any twelve month period to any one person is $3,000,000 and the maximum amount that may be paid as a performance award or other cash award in respect of a performance period to any one person is $9,000,000.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2011 Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2011 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock.    Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G.    To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A.    The Company intends for awards granted under the plan to comply with Section 409A of the Code. To the extent a grantee would be subject to the additional 20% excise tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% excise tax.

New Plan Benefits

On the Record Date, there were approximately nine (9) executive officers, one hundred eight (108) other employees and seven (7) non-employee directors of the Company and its subsidiaries who are participants in equity grants under the 2008 Plan.

Because future awards of stock options, restricted stock or other equity awards under the 2011 Plan will be made at the discretion of the Compensation Committee, no data can be provided regarding the benefits or amounts that will be received by any participant or groups of participants if the 2011 Plan is approved.

Our 2011 MIP awards and all annual long term incentive awards made in February 2011 were pursuant to the 2008 Plan.

Equity Compensation Plan Information

The following table provides information as of December 26, 2010 regarding the number of shares of the Company's Common Stock that may be issued under the Company's equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)
Equity compensation plans approved by security holders	1,931,004	(1)	$26.80	2,397,451
Equity compensation plans not approved by security holders	91,031	(2)	—	—

Total	2,022,035	(3)	$26.80	2,397,451	(3)

(1)
The weighted average remaining contractual term for all outstanding stock options is 2.73 years at fiscal year end.

(2)
Of the 91,031 shares in the table above, 64,202 represent shares of common stock issuable to current and former employees pursuant to deferrals of cash salary and bonus under the deferred compensation plan. The remaining 26,829 shares of common stock represent shares issuable to current non-employee directors of the Company pursuant to deferral of director meeting fees and cash retainer; there are no Company matching contributions for non-employee directors participating in the deferred compensation plan. All of such shares are nondilutive and included in the calculation of basic earnings per common share in our Form 10-K for the fiscal year ended December 26, 2010.

(3)
Column (a) of the table above does not include 284,000 shares of unvested restricted stock; such shares are included in outstanding shares as of the Record Date. Upon approval of the 2011 Plan, all available shares under the 2008 plan will be transferred to the 2011 Plan and available for grant under the new plan, in addition to the 2,750,000 new shares authorized under the 2011 Plan.

ITEM 4, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are providing our stockholders an opportunity to indicate whether they support our named executive officer compensation as described in this proxy statement. This advisory vote, commonly referred to as "say on pay," is not intended to address any specific item of compensation, but instead relates to the Compensation Discussion and Analysis, the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow you to view the trends in our executive compensation program and the application of our compensation philosophies for the years presented.

We actively monitor our executive compensation practices in light of the industry in which we operate and the marketplace for talent in which we compete. We are focused on compensating our executive officers fairly and in a manner that incentivizes high levels of performance while providing the Company tools to attract and retain the best talent.

As discussed in the Compensation Discussion and Analysis section of this proxy statement, we believe that our executive compensation program properly links executive compensation to Company performance and aligns the interests of our executive officers with those of our stockholders. For example:

  •
  The Company utilizes an incentive-based compensation structure that provides each executive an incentive to achieve corporate and business unit objectives.

  •
  The Company's compensation program reflects an appropriate pay mix that rewards achievement of both short-term and long-term operational and financial goals.

  •
  A substantial portion of total direct compensation to our executive officers is in the form of stock-based awards.

  •
  Our executive officers must achieve and maintain a designated level of ownership in the Company's stock.

Accordingly, the Board unanimously recommends that stockholders vote in favor of the following resolution:

"Resolved, that the stockholders approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange

Commission, including the Compensation Discussion and Analysis, the compensation tables and the related footnotes and narrative disclosures."

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

ITEM 5, ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote on the frequency with which say on pay votes, similar to Item 4 in this proxy statement, should be held in the future. This advisory vote is commonly referred to as "say on frequency." Stockholders may vote to indicate their preference for conducting a say on pay vote:

  •
  Every year;

  •
  Every two years; or

  •
  Every three years.

Stockholders may also abstain from voting on this proposal. Our Board has determined that holding a say on pay vote every year is the most appropriate alternative for the Company. In recommending an annual advisory vote on executive compensation, our Board considered that an annual vote will allow our stockholders to provide us with timely feedback on our compensation policies and practices as disclosed in the proxy statement every year, which will allow us to consider taking action, if appropriate, on a real-time basis.

Because this proposal is advisory, it will not be binding on the Company, and the Board and the Compensation Committee may decide to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders. However, the Board values our stockholders' opinions, and will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. Please note that although the Board is making a recommendation with respect to this proposal, you are only being asked to vote on the choices specified above, and not whether you agree or disagree with the Board's recommendation.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION "EVERY YEAR".

OTHER BUSINESS

The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting, the written proposal must be received by the Company no later than November 22, 2011. Such proposals must comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be introduced at next year's Annual Meeting, written notice must be received by the Company not less than 60 nor more than 90 days prior to the scheduled date of the meeting. All stockholder proposals must comply with certain requirements set forth in the Company's Certificate of Incorporation. A copy of the Certificate of Incorporation may be obtained by written request to the Secretary of the Company at the Company's principal offices at P.O. Box 99900, Louisville, Kentucky 40269-0900.

ANNUAL REPORT

The Company's Annual Report to Stockholders for the fiscal year ended December 26, 2010 accompanies this Proxy Statement.

By Order of the Board of Directors
Louisville, Kentucky March 21, 2011	CLARA M. PASSAFIUME Corporate Counsel and Secretary

ANNEX A

PAPA JOHN'S INTERNATIONAL, INC.
2011 OMNIBUS INCENTIVE PLAN

i

ii

PAPA JOHN'S INTERNATIONAL, INC.

2011 OMNIBUS INCENTIVE PLAN

Papa John's International, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 2011 Omnibus Incentive Plan (the "Plan"), as follows:

1.     PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of annual or long-term performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.     DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1    "Affiliate" means any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a "controlling interest" in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2    "Annual Incentive Award" means an Award, denominated in cash, made subject to the attainment of performance goals (as provided in Section 14) over a Performance Period of up to one (1) year, which shall be the Company's fiscal year, unless otherwise specified by the Committee.

2.3    "Applicable Laws" means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any stock exchange on which the Stock is listed.

2.4    "Award" means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Award, an Other Equity-Based Award, an Annual Incentive Award or cash.

2.5    "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.6    "Benefit Arrangement" shall have the meaning set forth in Section 15.

2.7    "Board" means the Board of Directors of the Company.

2.8    "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement between the Grantee and the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.9    "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.10    "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1 (or, if no Committee has been so designated, the entire Board itself).

2.11    "Company" means Papa John's International, Inc., a Delaware corporation.

2.12    "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity owning 50% or more of the combined voting power of all classes of stock of the Company.

2.13    "Covered Employee" means a Grantee who is a "covered employee" within the meaning of Code Section 162(m)(3).

2.14    "Disability" means, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.15    "Dividend Equivalent Right" means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.16    "Effective Date" means April     , 2011, the date on which the Plan was approved by the shareholders.

2.17    "Exchange Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.18    "Fair Market Value" means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as follows:

  (a)
  If on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange (a "Stock Exchange"), or are publicly traded on an established securities market (a "Securities Market"), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or Securities Market (provided that if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination) on the Grant Date or other determination date. If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be, as determined by the Committee, the mean between (i) the highest bid price and the lowest asked price of the Stock as reported on such Stock Exchange or such Securities Market on such date or (ii) the high and low sale prices of the Stock as reported on such Stock Exchange or such Securities Market on such date, or if no sale of Stock shall have been so reported for such date, on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or Securities Market.

  (b)
  If on such Grant Date or other determination date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.18 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.19    "Family Member" means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2

2.20    "Grant Date" means, as determined by the Committee, the latest to occur of (a) the date as of which the Company completes the corporate action constituting the Award, or (b) such date subsequent to the date specified in clause (a) as may be specified by the Committee.

2.21    "Grantee" means a person who receives or holds an Award under the Plan.

2.22    "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.23    "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

2.24    "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

2.25    "Option Price" means the exercise price for each share of Stock subject to an Option.

2.26    "Other Agreement" shall have the meaning set forth in Section 15.

2.27    "Outside Director" means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.28    "Other Equity-Based Award" means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Award or an Annual Incentive Award.

2.29    "Performance Award" means an Award made subject to the attainment of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.30    "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain qualified performance-based compensation paid" to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.31    "Performance Measures" means measures as specified in Section 14 on which the performance goals under Performance Awards and Annual Incentive Awards are based and which are approved by the Company's shareholders pursuant to the Plan in order to qualify such Performance Awards and Annual Incentive Awards as Performance-Based Compensation.

2.32    "Performance Period" means the period of time during which the performance goals under Performance Awards and Annual Incentive Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance Awards or Annual Incentive Awards.

2.33    "Plan" means this Papa John's International, Inc. 2011 Omnibus Incentive Plan, as amended from time to time.

2.34    "Prior Plan" means the Papa John's International, Inc. 2008 Omnibus Incentive Plan.

2.35    "Purchase Price" means the purchase price, if any, for each share of Stock subject to an Award of Restricted Stock, Stock Units or Unrestricted Stock.

2.36    "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.37    "Restricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 10.

2.38    "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee pursuant to Section 9.

2.39    "Securities Act" means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.40    "Service" means service of a Grantee as a Service Provider to the Company or any Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties with the Company or any Affiliate shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or any Affiliate. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.

3

2.41    "Service Provider" means, as of any date of determination, an employee, officer, or director of the Company or an Affiliate, or a consultant (who is a natural person) or adviser (who is a natural person) of the Company or any Affiliate who provides services to the Company or any Affiliate.

2.42    "Stock" means the common stock, par value $0.01 per share, of the Company, or any security for which the shares of Stock may be exchanged or into which the shares of Stock may be converted.

2.43    "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 9.

2.44    "Stock Unit" means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10.

2.45    "Subsidiary" means any corporation (other than the Company) or non-corporate entity with respect to which the Company and Subsidiaries collectively own, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of "service recipient stock" under Code Section 409A.

2.46    "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.47    "Ten Percent Shareholder" means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company's parent (if any) or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.48    "Unrestricted Stock" shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.     ADMINISTRATION OF THE PLAN

3.1. Committee.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's articles of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company's articles of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee or another committee constituted in accordance with Section 3.1 if the Board has delegated the power and authority to do so to the Committee or such other committee pursuant to this Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee or other committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

4

Except as provided in Section 3.2 and except as the Board may otherwise determine, the Committee shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed.

The Board may also appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not "executive officers" as defined in Rule 3b-7 under the Exchange Act or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to the requirements of Code Section 162(m), Rule 16b-3 under the Exchange Act and, for so long as the Stock is listed thereon, the rules of the NASDAQ Stock Market. Any reference to "Committee" in the Plan, any Award or any Award Agreement shall be deemed, as applicable, to refer to any committee appointed by the Board pursuant to this Section 3.1.

3.2. Board.

The Board from time to time may exercise all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions, as the Board shall determine, consistent with the Company's articles of incorporation and bylaws and Applicable Laws.

3.3. Terms of Awards.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

  (a)   designate Grantees;

  (b)   determine the type or types of Awards to be made to a Grantee;

  (c)   determine the number of shares of Stock to be subject to an Award;

  (d)
  establish the terms and conditions of each Award (including the Option Price of any Option), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Corporate Transaction (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

  (e)   prescribe the form of each Award Agreement evidencing an Award; and

  (f)
  amend, modify, reprice (except as such practice is prohibited by Section 3.4 herein), or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair the Grantee's rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine, except as such practice is prohibited by Section 3.4 herein. The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by such Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, confidentiality obligation with respect to the Company or any Affiliate, or other agreement, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

5

Any Award granted pursuant to the Plan, to the extent provided in any Award Agreement relating thereto, shall be subject to mandatory repayment by the Grantee of such Award to the Company to the extent that such Grantee is or in the future becomes subject to any Company "clawback" or recoupment policy that requires the repayment by such Grantee to the Company of compensation paid to such Grantee by the Company or an Affiliate in the event that such Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

If the Company is required to prepare an accounting restatement due to the material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of such Award earned or accrued during the period of twelve (12) months following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.

Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery thereof to the Grantee if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was expressly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.

3.4. No Repricing.

Notwithstanding anything in the Plan to the contrary, except in connection with a Corporate Transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval; provided, that this Section 3.4 shall not be deemed to limit the making of appropriate adjustments to outstanding Options and SARs as contemplated by Section 17.

3.5. Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalents and, in connection therewith, provisions for converting such credits into deferred Stock equivalents and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6. No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7. Stock Issuance; Book-Entry.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including by book-entry registration or by the issuance of one or more stock certificates.

6

4.     STOCK SUBJECT TO THE PLAN

4.1. Number of Shares of Stock Available for Awards.

(a)   Subject to such additional Shares as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17, the maximum number of shares of Stock available for issuance under the Plan shall be equal to two million seven hundred fifty thousand (2,750,000) shares, plus the number of shares of Stock available for awards under the Prior Plan as of the Effective Date and the number of shares of Stock subject to awards outstanding under the Prior Plan as of the Effective Date which thereafter (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, (ii) are settled in cash in lieu of such shares or (iii) are exchanged for the Committee's permission, before the issuance of such shares, for compensatory awards not involving shares.

(b)   Subject to adjustment as provided in Section 17, the aggregate number of shares of Stock available for issuance pursuant to Incentive Stock Options shall be two million seven hundred fifty thousand (2,750,000).

(c)   Shares of Stock to be issued under the Plan shall be authorized but unissued shares, or, to the extent permitted by Applicable Laws, shares of treasury stock and issued shares that have been reacquired by the Company.

4.2. Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions involving the Company or a Subsidiary to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity acquired by the Company or such Subsidiary to substitute Awards under the Plan therefor. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1(a) shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity acquired by the Company or a Subsidiary (as appropriately adjusted to reflect the transaction pursuant to which such business entity is acquired) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any stock exchange on which the Stock is listed.

4.3. Share Usage.

(a)   Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)   Any shares of Stock that are subject to Awards of Options shall be counted against the share issuance limit set forth in Section 4.1(a) as one (1) share of Stock for every one (1) share of Stock subject to an Award. Any shares of Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against the limit set forth in Section 4.1(a) as 2.15 shares for every one (1) share granted. With respect to SARs, the number of shares of Stock subject to an award of SARs shall be counted against the aggregate number of shares of Stock available for issuance under the Plan regardless of the number of shares of Stock actually issued to settle such SARs upon exercise.

(c)   Any shares of Stock related to Awards under the Plan or awards outstanding under Prior Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for grant under the Plan, provided that any shares subject to an Award granted under the Prior Plan shall be available for making Awards under the Plan in the same amount as such shares were counted against the share limits set forth in the Prior Plan.

(d)   The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company's tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Effective Date.

The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan.

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5.2. Term.

The Plan shall terminate automatically seven (7) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3. Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's shareholders to the extent provided by the Board or required by Applicable Laws (including the rules of any stock exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company's shareholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore awarded under the Plan without the consent of the Grantee thereof.

6.     AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.

6.2. Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

  (a)
  the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan to any person eligible for an Award under Section 6 is three hundred fifty thousand (350,000) shares per 12 month period; provided, however, the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year that the person is first employed by the Company is five hundred thousand (500,000);

  (b)
  the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is one hundred seventy five thousand (175,000) shares per 12 month period; provided, however, the maximum number of shares of Stock subject to Awards other than Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year that the person is first employed by the Company is two hundred fifty thousand (250,000); and

  (c)
  the maximum amount that may be paid as an Annual Incentive Award per 12 month period to any person eligible for an Award shall be $3 million and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be $9 million.

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3. Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or any Affiliate, or (c) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, any Affiliate, or any business entity acquired by the Company or any Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that, the Option Price or grant price is determined in

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accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.     AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.     TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2. Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3. Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date. If on the day preceding the date on which a Grantee's Options would otherwise terminate, the Fair Market Value of shares of stock underlying a Grantee's Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

8.4. Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5. Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date on which the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

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8.6. Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7. Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8. Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9. Transferability of Options.

Except as provided in Section 8.10 or in this Section 8.9, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10 and transfers pursuant to domestic relations orders, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.  Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of shares as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.  Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.  Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

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9.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one share of Stock on the date of exercise over (y) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be no less than the Fair Market Value of a share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one share of Stock on the Grant Date of such SAR.

9.2. Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3. Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR. If on the day preceding the date on which a Grantee's SAR would otherwise terminate, the Fair Market Value of shares of stock underlying a Grantee's SAR is greater than the SAR Exercise Price, the Company shall, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee.

9.4. Transferability of SARS.

Except as provided in Section 9.5 or this Section 9.4, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5 and transfers pursuant to domestic relations orders, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5. Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of shares as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1.  Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for consideration or for no consideration (other than par value of the shares of Stock, which shall be deemed paid by past or future Services by the Grantee to the Company or an Affiliate).

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10.2.  Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Notwithstanding the foregoing, Awards of Restricted Stock and Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date (but may vest pro-rata during such period on a daily, monthly, annual or other basis), and Restricted Stock and Stock Units that vest upon achievement of performance goals shall not vest in full in less than one (1) year from the Grant Date; provided, that (i) up to ten percent (10%) of the maximum number of shares of Stock available for issuance under the Plan may be granted pursuant to the Plan without being subject to the foregoing restrictions, and (ii) any dividends or Dividend Equivalents issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such restrictions or such ten percent (10%) share issuance limit. The foregoing ten percent (10%) share issuance limit shall be subject to the adjustment consistent with the adjustment provisions of Section 17.2 and the share usage rules of Section 4.3. No awards of Restricted Stock or Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards other than transfers pursuant to domestic relations orders.

10.3.  Restricted Stock Certificates; Book-Entry Registration.

Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement that either (a) the Secretary of the Company shall hold such certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided, that such certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement. Pursuant to Section 3.7, to the extent Restricted Stock is represented by a book-entry, such book entry shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement.

10.4.  Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5.  Rights of Holders of Stock Units.

10.5.1.  Voting and Dividend Rights.

Holders of Stock Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company's shareholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such cash dividend is paid.

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10.5.2.  Creditor's Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.  Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after such Award Agreement is entered into, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units. If the Committee accelerates vesting of Restricted Stock or Stock Units, except (a) in the case of a Grantee's death or disability, (b) acceleration required by binding commitments or agreements entered into by the Company prior to the Effective Date or (c) as specified in Section 17.2, the shares subject to such Restricted Stock or Stock Units shall be deducted from the ten percent (10%) share issuance limit set forth in Section 10.2.

10.7.  Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Stock or shares of Stock subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units or (y) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8.  Delivery of Shares of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry registration or a stock certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by the Stock Unit has been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or such other higher purchase price determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan, subject to the ten percent (10%) share issuance limit set forth in Section 10.2. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or future Service and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 10.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after such Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

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12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.  General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.  Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3.  Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4.  Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service to the Company or an Affiliate and (b) net exercise.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.  Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights. Any such reinvestment in additional shares of Stock shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award; provided, that a cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest or be paid unless such performance goals for such underlying Award are achieved.

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13.2.  Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1.  Grant of Performance Awards and Annual Incentive Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2.  Value of Performance Awards and Annual Incentive Awards.

Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of Performance Awards that will be paid out to the Grantee thereof.

14.3.  Earning of Performance Awards and Annual Incentive Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Grantee over such Performance Period.

14.4.  Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Awards.

14.5.  Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance Award or Annual Incentive Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6.  Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award or an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should constitute "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1.  Performance Goals Generally.

The performance goals for Performance Awards or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or that two (2) or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

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14.6.2.  Timing For Establishing Performance Goals.

Performance goals for any Performance Award or Annual Incentive Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3.  Settlement of Awards; Other Terms.

Settlement of Performance Awards and Annual Incentive Awards shall be in cash, shares of Stock, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance Awards or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.

14.6.4.  Performance Measures.

The performance goals upon which the payment or vesting of a Performance Award or an Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

  (a)
  net earnings or net income;

  (b)
  operating earnings or income, including consolidated corporate operating income excluding the impact of consolidation of the franchisee-owned BIBP Commodities, Inc. cheese purchasing entity (BIBP);

  (c)
  pretax earnings;

  (d)
  earnings per share;

  (e)
  share price, including growth and capitalization measures and total stockholder return;

  (f)
  earnings before interest and taxes;

  (g)
  earnings before interest, taxes, depreciation and/or amortization;

  (h)
  sales or revenue growth, whether in general or by store, category of store or product, including system-wide comparable sales (average same-store, year-over-year sales) or method of ordering;

  (i)
  gross or operating margins (including food, labor and mileage);

  (j)
  return measures, including return on assets, capital, investment, equity, sales or revenue;

  (k)
  cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

  (l)
  productivity ratios;

  (m)
  expense targets;

  (n)
  market share;

  (o)
  financial ratios as provided in credit agreements or indentures of the Company and its subsidiaries;

  (p)
  debt rating targets;

  (q)
  working capital targets;

  (r)
  completion of acquisitions or divestitures of businesses, assets, companies or stores;

  (s)
  store unit counts or similar store metrics, including franchise and/or company-store openings and/or closings;

  (t)
  system-wide, corporate, franchisee or store comparable transactions;

  (u)
  profits from restaurant operations;

  (v)
  product quality and customer service metrics, including consumer, customer, or franchisee perception targets;

  (w)
  employee retention and recruiting metrics, including turnover; and

  (x)
  any combination of any of the foregoing business criteria.

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Performance under any of the foregoing Performance Measure(s) (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies, or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select Performance Measure (e) above for comparison to performance under one or more stock market indices, designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance Award or Annual Incentive Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5.  Evaluation of Performance.

The Committee may provide in any Performance Award or Annual Incentive Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6.  Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward from the level of performance actually attained. The Committee shall have the sole discretion to adjust such Awards downward, either on a formula or discretionary basis, or on any combination thereof as the Committee determines.

14.6.7.  Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7.  Status of Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a particular Grantee of Performance Award or Annual Incentive Award will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used in the Plan shall mean only a person designated by the Committee, at the time of grant of such Award, as likely to be a Covered Employee with respect to such fiscal year. If any provision of the Plan or any agreement relating to any such Awards does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS

If any Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract,

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or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right of the Grantee to any exercise, vesting, payment or benefit under the Plan shall be reduced or eliminated:

  (a)
  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment"); and

  (b)
  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.  REQUIREMENTS OF LAW

16.1.  General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.  Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the

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extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

17.1.  Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Exercise Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Exercise Price of outstanding Stock Appreciation Rights as required to reflect such distribution.

17.2.  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Corporate Transaction.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Exercise Price so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3.  Corporate Transaction in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement, upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, or Other Equity-Based Awards are not being assumed or continued:

  (i)
  all Grantees of shares of Restricted Stock, Stock Units, and Dividend Equivalent Rights shall be credited with an additional 12 months of Service from the Grant Date for purposes of vesting in such shares immediately prior to the occurrence of a Corporate Transaction and any shares of Stock subject to Stock Units that become vested pursuant to the operation of this Section 17.3(i) shall be delivered, immediately prior to the occurrence of such Corporate Transaction;

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  (ii)
  all Grantees of Options and SARs shall be credited with an additional 12 months of Service from the Grant Date for purposes of vesting in such Options and SARs immediately prior to the occurrence of a Corporate Transaction; and

  (iii)
  either of the following two actions shall be taken:

  (A)
  fifteen (15) days prior to the scheduled consummation of such a Corporate Transaction, notice shall be given to all Grantees of vested Options and SARs outstanding hereunder (including Options and SARs that become vested pursuant to the operation of Section 17.3(ii)) that such Options and SARs shall remain exercisable for a period of fifteen days and shall thereafter be terminated, or

  (B)
  the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Corporate Transaction and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject such Options or SARs (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

  (iv)
  For Performance Awards and Annual Incentive Awards denominated in Stock or Stock Units, if less than half of the Performance Period has lapsed, such Performance Awards and Annual Incentive Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or into Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, such Performance Awards and Annual Incentive Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or into Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, such Performance Awards and Annual Incentive Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or into Unrestricted Stock if no further restrictions apply).

  (v)
  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Corporate Transaction and shall be effective only immediately before the consummation thereof, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

17.4.  Corporate Transaction in which Awards are Assumed.

The Plan and the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted under the Plan shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards of new common stock options, stock appreciation rights, common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event a Grantee's Award is assumed, continued or substituted upon the consummation of any Corporate Transaction and his employment is terminated without Cause within one year following the consummation of such Corporate Transaction, the Grantee shall be credited with an additional 12 months of Service from the date of such termination for purposes of vesting in the shares subject to such Award and the Grantee's Award (to the extent vested) may be exercised, to the extent applicable, beginning on the date of such termination and for the one year period immediately following such termination or for such longer period as the Committee shall determine.

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17.5.  Adjustments

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the applicable Award Agreement. The Committee may provide in the applicable Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that are not Corporate Transactions.

17.6.  No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate).

18.  GENERAL PROVISIONS

18.1.  Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.  Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3.  Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, however, that if there is a same day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which the same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may

21

satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to such Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares of Stock. Notwithstanding Section 2.20 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company with advance written notice of such sale.

18.4.  Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.  Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.6.  Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.7.  Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.  Governing Law

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9.  Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

*  *  *

To record adoption of the Plan by the Board as of February 17, 2011, and approval of the Plan by the shareholders on April     , 2011, the Company has caused its authorized officer to execute the Plan.

PAPA JOHN'S INTERNATIONAL, INC.
By:
Title:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date PAPA JOHN'S INTERNATIONAL, INC. M30835-P06245 PAPA JOHN'S INTERNATIONAL, INC. 2002 PAPA JOHN'S BLVD LOUISVILLE, KY 40299 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 Year 2 Years 3 Years Abstain For Against Abstain For Against Abstain 1a. Wade S. Oney 1b. John H. Schnatter 1c. Mark S. Shapiro 1. Election of director nominees for three-year terms expiring in 2014: Nominees: 2. Ratify the selection of Ernst & Young LLP as the Company's independent auditors for the 2011 fiscal year. 3. Approval of the 2011 Omnibus Incentive Plan. 4. Approve an advisory resolution on executive compensation. For address changes and/or comments, please check this box and write them on the back where indicated. 5. To recommend, by non-binding vote, the frequency of future executive compensation votes. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES NAMED IN ITEM 1, "FOR" THE PROPOSALS SET FORTH IN ITEMS 2, 3 AND 4 AND "1 YEAR" IN ITEM 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2, 3 AND 4 AND FOR 1 YEAR IN ITEM 5. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 27, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by PAPA JOHN’S INTERNATIONAL, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2011. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PAPA JOHN’S INTERNATIONAL, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 0 0 Yes No Proxy card must be signed and dated below. Please sign exactly as name appears on proxy. If shares are held by joint tenants, all parties in the joint tenancy must sign. When signing as attorney, executor, administrator, trustee or guardian, state capacity. If executed by a corporation, the proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized person. HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.papajohns.com/investor. M30836-P06245 YOUR VOTE IS IMPORTANT If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so the shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card. . Please fold and detach card at perforation before mailing. . Proxy card must be signed and dated on the reverse side. PAPA JOHN’S INTERNATIONAL, INC. P.O. Box 99900, Louisville, Kentucky 40269-0900 This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders The undersigned, a stockholder of PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints CHRISTOPHER J. STERNBERG and CLARA M. PASSAFIUME, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all shares of the Common Stock of the Company as instructed herein that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's corporate offices at 2002 Papa John's Boulevard, Louisville, Kentucky, on Thursday, April 28, 2011, at 11:00 A.M. local time and at any adjournment or postponement thereof. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. The undersigned hereby revokes all proxies heretofore given. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated March 21, 2011, and a copy of the Company's Annual Report for the fiscal year ended December 26, 2010. Attention participants in 401(k) plan: If you hold shares of Papa John's International, Inc. Common Stock through the Papa John's International, Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Principal Trust Company, the plan trustee, how to vote these shares. Your proxy must be received no later than 11:59 P.M., Eastern Time, on April 25, 2011 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. If this proxy card is returned without specific voting instructions or not received timely and properly executed, the shares of Papa John's International, Inc. held in the Papa John's International, Inc. 401(k) Plan will not be voted. VOTING INSTRUCTIONS ON REVERSE SIDE. (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)